UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Twenty Services, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☐	No fee required.

☐	Fee computed below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*	Includes 7% Cumulative Series A-1980 Preferred Stock, 7% Cumulative Series A-1981 Preferred Stock, 7% Cumulative Series A-1982 Preferred Stock, and 7% Cumulative Series A-1985 Preferred Stock.

TWENTY SERVICES, INC.

20 Cropwell Drive — Suite 100

Pell City, Alabama 35128

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Common Stock of Twenty Services, Inc.:

We cordially invite you to a Special Meeting (“Special Meeting”) of shareholders of Twenty Services, Inc. The meeting will be held on March 14, 2014, at 10:00 a.m. local time at our offices at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128.

At the Special Meeting, you will be entitled to vote in person upon the following resolutions:

1. Resolved that the Agreement and Plan of Merger, dated November 25, 2013 among Twenty Services Holding, Inc., Pell City Corporation and the Company, and the transactions contemplated by the Agreement and Plan of Merger, including the merger, be and hereby are authorized and approved; and

2. Resolved that the directors of the Company be, and hereby are, authorized to do all things necessary to give effect to the Agreement and Plan of Merger.

Holders of Company Common Stock of record at the close of business on February 3, 2014, are entitled to notice of, and to vote in person at, the Special Meeting.

By Order of the Board of Directors,

/s/ David J. Noble

David J. Noble

Principal Executive Officer and Chairman of the Board of Directors

Twenty Services, Inc.

20 Cropwell Drive — Suite 100

Pell City, Alabama 35128

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY.

To our Shareholders:

This Notice of Special Meeting and the accompanying information statement are being furnished to the holders of common stock of Twenty Services, Inc., which we refer to as the “Company,” in connection with the Agreement and Plan of Merger, dated as of November 25, 2013, by and among Twenty Services Holding, Inc., a company organized under the laws of Delaware, which we refer to as “Buyer,” Pell City Corporation, an Alabama corporation and wholly owned subsidiary of Buyer, which we refer to as “Merger Sub,” and the Company. We refer to the Agreement and Plan of Merger as the “Merger Agreement” (a copy of which is attached as Annex A to the accompanying information statement) and to the merger of Merger Sub with and into the Company that is contemplated by the Merger Agreement as the “Merger.” Upon completion of the Merger, (i) each share of common stock of the Company, par value $0.10 per share (“Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be cancelled and converted automatically into the right to receive $3.75 in cash, without interest and subject to reduction for any required withholding taxes (the “Common Stock Merger Consideration”) and (ii) each share of 7% cumulative preferred stock of the Company, par value $0.10 per share (“Company Preferred Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $1.05 in cash, plus any accrued and unpaid dividends, without interest and subject to reduction for any required withholding taxes (the “Preferred Stock Merger Consideration” and, together with the Common Stock Merger Consideration, the “Merger Consideration”). However, the Merger Consideration will not be paid in respect of (a) any shares of Company Common Stock or Company Preferred Stock owned by the Company as treasury stock or by Buyer, Merger Sub or any other subsidiary of Buyer (which will be cancelled with no consideration paid therefor) and (b) those shares of Company Common Stock with respect to which appraisal rights under Alabama law are properly exercised and not withdrawn.

The board of directors of the Company (the “Board”) duly approved the execution, delivery and performance of the Merger Agreement, and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement according to Alabama law.

The adoption of the Merger Agreement by the Company shareholders requires the affirmative vote of a two-thirds majority of the outstanding shares of Company Common Stock under Alabama law. The Merger Agreement and the transactions contemplated thereby, including the Merger, will be presented for approval at the Special Meeting of our shareholders on March 14, 2014, at 10:00 a.m. local time, as outlined in this Notice of Special Meeting and accompanying information statement. Holders of record of Company Common Stock at the close of business on February 3, 2014, will be entitled to receive notice of, attend and vote in person at the Special Meeting.

As of December 31, 2013, Buyer beneficially owned 725,267 shares of Company Common Stock representing approximately 67% of the outstanding shares of Company Common Stock, and has indicated that it will vote in favor of the resolutions to adopt and approve in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting. No other votes are required or necessary under applicable law or the Merger Agreement to approve the Merger Agreement and related transactions, including the Merger, and none are being solicited hereunder.

Under Article 13 of the Alabama Corporation Law (“ACL”), if the Merger is completed, subject to compliance with the requirements of Article 13 of the ACL, holders of shares of Company Common Stock,

other than Buyer, will have the right to seek an appraisal for, and be paid the “fair value” of, their shares of Company Common Stock instead of receiving the Merger Consideration. To exercise your appraisal rights, you must submit a written notice of intent to demand an appraisal prior to the date of the Special Meeting, or March 14, 2014, and comply precisely with other procedures set forth in Article 13 of the ACL, which are summarized in the accompanying information statement. A copy of Article 13 of the ACL is attached to the accompanying information statement as Annex B. This notice and the accompanying information statement shall constitute notice to you from the Company of the availability of appraisal rights under Article 13 of the ACL.

We urge you to read the entire information statement carefully. Please do not send in your Company Common Stock or Company Preferred Stock certificates at this time. If the Merger is completed, you will receive instructions regarding the surrender of your Company Common Stock or Company Preferred Stock certificates and payment for your shares of Company Common Stock or Company Preferred Stock.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ David J. Noble

David J. Noble

Principal Executive Officer and Chairman of

the Board of Directors

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This information statement is dated February 19, 2014 and is first being mailed to shareholders on or about February 19, 2014.

v

SUMMARY TERM SHEET

This summary term sheet highlights selected information from this information statement and may not contain all of the information that is important to you. To understand the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 25, 2013, by and among Twenty Services Holding, Inc. (“Buyer”), Pell City Corporation, a wholly owned subsidiary of Buyer (“Merger Sub”), and Twenty Services, Inc. and for a more complete description of the legal terms of the Merger, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to in this information statement. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary term sheet. In this information statement, the terms “Twenty Services,” “Company,” “we,” “us” and “our” refer to Twenty Services, Inc. All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice. All references to defined terms not defined herein or in the notice to which this information statement is attached shall have the meanings ascribed to them in the Merger Agreement attached as Annex A to this information statement.

The Parties to the Merger Agreement (page 11)

The Company. The Company, an Alabama corporation, has historically engaged in the finance business, which consisted of extending credit to individuals and companies for various real estate projects, including single-family dwellings, commercial real estate and home improvements, and for businesses and other miscellaneous purposes. The Company has not made any loans in several years. In October 1980, the shareholders of the Company authorized the Board to redeploy the Company’s assets and reinvest the proceeds derived from such redeployment in a business other than the general finance business. During 1982 and 1983, the Company and an affiliate of Twenty Services Holding, Inc., the current owner of approximately 67% of the outstanding Company Common Stock, acquired an interest in the common stock of The Statesman Group, Inc., an insurance holding company based in Des Moines, Iowa (“Statesman”). The investment in Statesman was sold in 1994. The Company invested the proceeds in equities and fixed income securities. In 1995, the Company acquired an interest in the common stock of American Equity Investment Life Holding Company, an insurance holding company based in Des Moines, Iowa (“American Equity”). As of December 31, 2013, the Company owned 237,000 shares of common stock of American Equity. The Company’s only current revenue is the interest and dividends from the marketable securities held as assets, as well as any gains on sales of those assets. From time to time, the Company has needed to sell some of those marketable securities to meet the operating expenses of the Company. In the quarter ended September 30, 2013, the Company engaged legal counsel to determine the steps necessary to discontinue filings with the U.S. Securities and Exchange Commission (the “SEC”).

As of December 31, 2013, there were 1,080,945 shares of Company Common Stock and 428,653 shares of Company Preferred Stock issued and outstanding. The Company’s principal executive offices are located at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128 and its telephone number is (205) 884-7932. Additional information about the Company is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, respectively, which are attached hereto as Annexes C, D, E and F, respectively.

Twenty Services Holding, Inc. (“Buyer”). Buyer, a Delaware corporation, is a holding company whose principal asset is 725,267 shares of Company Common Stock. Buyer’s principal executive offices are located at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128 and its telephone number is (205) 884-7932.

Pell City Corporation (“Merger Sub”). Merger Sub was formed by Buyer solely for the purpose of completing the Merger with the Company. Merger Sub, an Alabama corporation, is a wholly owned subsidiary of Buyer and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at c/o Twenty Services Holdings, Inc., 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128 and its telephone number is (205) 884-7932.

Mr. David J. Noble. Mr. Noble, a citizen of the United States of America, has served as principal executive officer of the Company since 1979, and as chairman of the Board since 1979. Mr. Noble is also the chairman, since 1979, of the board of directors of Buyer and owns approximately 78% of the outstanding common stock of Buyer. The business address of Mr. Noble is c/o Twenty Services, Inc., 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128.

The Merger Agreement (page 27)

On November 25, 2013, the Company entered into the Merger Agreement with Buyer and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Alabama law, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation. As a result, the Company will become a wholly owned subsidiary of Buyer following the Effective Time. Because the Merger Consideration (as defined below) will be paid in cash, you will receive no equity interest in Buyer, and after the Effective Time you will have no equity interest in the Company.

The Merger Consideration (page 27)

Upon consummation of the Merger, (1) each share of common stock of the Company, par value $0.10 per share (“Company Common Stock”), issued and outstanding immediately prior to the consummation of the Merger, other than shares with respect to which appraisal rights under Alabama law are properly exercised and not withdrawn, shares held in treasury and shares owned by Buyer, Merger Sub or any other subsidiary of Buyer or the Company, will automatically be converted into the right to receive $3.75 in cash, without interest, and subject to reduction for any required withholding taxes (the “Common Stock Merger Consideration”), upon surrender of each respective share certificate and receipt of a letter of transmittal, and (2) each share of 7% cumulative preferred stock of the Company, par value $0.10 per share (“Company Preferred Stock”), issued and outstanding immediately prior to the consummation of the Merger, other than shares held in treasury and shares owned by Buyer, Merger Sub or any other subsidiary of Buyer or the Company, will be automatically converted into the right to receive $1.05 in cash, without interest and subject to reduction for any required withholding taxes (the “Preferred Stock Merger Consideration” and, together with the Common Stock Merger Consideration, the “Merger Consideration”), upon surrender of each respective share certificate and receipt of a letter of transmittal.

We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Merger.

Reasons for the Merger (page 14)

After consideration of various factors as discussed in “Special Factors Related to the Merger — Reasons for the Merger” beginning on page 14, the Board approved the Merger Agreement, the Merger and the other transactions contemplated thereby. The primary reasons for the Merger are (i) that it will enable us to, and we will, deregister the shares of Company Common Stock and Company Preferred Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) that it will provide liquidity to our unaffiliated shareholders who would otherwise find it difficult to sell their shares. As a result, we will no longer incur the costs and regulatory burden of maintaining such registration.

Effects of the Merger

As a result of the Merger:

•	the Company will immediately deregister its shares of Company Common Stock and Company Preferred Stock under the Exchange Act. Therefore, the Merger is considered a “going private” transaction;

•	holders of Company Common Stock and Company Preferred Stock will be cashed out and will no longer have an interest in, or be a shareholder of, the Company and, thereafter, will not be able to participate in its future earnings and growth, if any;

•	the Company will become a wholly owned subsidiary of Buyer and is expected to continue to operate as a privately owned company; and

•	Mr. Noble and Dr. Strickland, our directors, will beneficially (through their respective ownership of the common stock of Buyer) own approximately 78% and 8%, respectively, of the Company.

Required Shareholder Approval for the Merger (page 17)

The adoption of the Merger Agreement by our shareholders requires the affirmative vote of shareholders of the Company holding in the aggregate at least a two-thirds majority of the outstanding shares of Company Common Stock. A Special Meeting of Shareholders (the “Special Meeting”) of the Company will be held at the Company’s offices at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128, on March 14, 2014, at 10:00 a.m. local time to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Shareholders of record at the close of business on February 3, 2014 (the “Record Date”), will be entitled to receive notice of, attend and vote in person at the Special Meeting. Buyer, which held 725,267 shares of Company Common Stock representing approximately 67% of the outstanding Company Common Stock as of December 31, 2013, has indicated that it intends to vote to adopt and approve in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting. Since Buyer is expected to own Company Common Stock representing more than the two-thirds majority required to approve the Merger Agreement and the transactions contemplated thereby on the Record Date, no further action by any other Company shareholder is required under applicable law or the Merger Agreement in connection with the adoption of the Merger Agreement. As a result, although holders of Company Common Stock are entitled to attend the Special Meeting and vote their shares, the Company is not soliciting your vote for the adoption of the Merger Agreement. No action by the holders of Company Preferred Stock or the shareholders of Buyer is required to complete the Merger.

Financing (page 22)

Buyer estimates the total amount of funds necessary to complete the Merger and the related transactions to be approximately $2,000,000, which includes approximately $1,783,878 to be paid to Company shareholders, with the remainder to be applied to pay related fees and expenses in connection with the Merger and the related transactions. Buyer has orally informed us that it will have sufficient cash on hand at the closing of the Merger to fund the Merger Consideration and payment of related fees and expenses. The obligations of Buyer and Merger Sub to complete the Merger under the Merger Agreement are not subject to any financing condition.

The Merger Agreement (page 27 and Annex A)

Conditions to Consummation of the Merger (page 29)

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver at or prior to the date of closing of the following conditions:

•	the Merger Agreement having been approved by Company shareholders holding at least a two-thirds majority of the outstanding shares of Company Common Stock; and

•	the absence of any applicable law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

The obligations of Buyer and Merger Sub to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	all representations and warranties of the Company having been true and correct;

•	the Company having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	the Company having delivered to Buyer a certificate, signed on behalf of the Company, to the effect that each of the conditions specified above has been satisfied.

The obligations of the Company to effect the Merger are subject to satisfaction or waiver at or prior to the closing of the Merger of, among other things, the following additional conditions:

•	the representations and warranties of Buyer and Merger Sub having been true and correct;

•	Buyer and Merger Sub having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	Buyer having delivered to the Company a certificate, signed on behalf of Buyer and Merger Sub, to the effect that each of the conditions specified above has been satisfied.

Interests of Our Directors and Executive Officers in the Merger (page 18)

You should be aware that the Company’s executive officer and directors have interests in the Merger that may be different from, or in addition to, the interests of the Company shareholders generally. As a result of the Merger, Mr. Noble and Dr. Strickland will, through their respective stock ownership in Buyer, beneficially own approximately 78% and 8%, respectively, of the equity interest in the Company immediately following the closing of the Merger. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “Special Factors Related to the Merger  — Interests of Our Directors and Executive Officers in the Merger” beginning on page 18.

United States Federal Income Tax Consequences of the Merger (page 22)

If you are a United States Holder (as defined in “Special Factors Related to the Merger — United States Federal Income Tax Consequences of the Merger” beginning on page 22), the Merger will be a taxable transaction for U.S. federal income tax purposes. A United States Holder of shares of Company Common Stock or Company Preferred Stock receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) the adjusted tax basis of the surrendered shares of Company Common Stock or Company Preferred Stock.

If you are a Non-United States Holder (as defined in “Special Factors Related to the Merger — United States Federal Income Tax Consequences of the Merger”), the Merger will generally not be a taxable transaction to such holder under United States federal income tax laws unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, or (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder, subject to an applicable treaty providing otherwise.

Holders of shares of Company Common Stock or Company Preferred Stock should consult their tax advisor about the U.S. federal, state, local and foreign tax consequences of the Merger.

Procedures for Receiving Merger Consideration (page 28)

Shortly after the Effective Time, a paying agent will mail a letter of transmittal and instructions to you and the other Company shareholders. The letter of transmittal and instructions will tell you how to surrender your stock certificates in exchange for the Merger Consideration.

Appraisal Rights (page 33 and Annex B)

Pursuant to Article 13 of the Alabama Corporation Law (the “ACL”), holders of Company Common Stock (other than the Buyer) have the right to dissent from the Merger and receive a cash payment for the judicially determined fair value of their shares of Company Common Stock. Holders of Company Preferred Stock are not eligible to dissent from the Merger or to receive appraisal rights. The judicially determined fair value under Article 13 could be greater than, equal to or less than the $3.75 per share that holders of Company Common Stock are entitled to receive in the Merger.

To qualify for these rights, you must provide the Company with a written notice of intent to demand appraisal on or prior to the vote to approve the Merger Agreement taken at the Special Meeting on March 14, 2014, and otherwise comply precisely with the procedures set forth in Article 13 of the ACL for exercising appraisal rights. If you validly exercise (and do not withdraw or fail to perfect) appraisal rights, the ultimate amount that you may be entitled to receive in an appraisal proceeding may be less than, equal to or more than the amount of Merger Consideration that you would have received under the Merger Agreement. For a summary of these procedures, see “Appraisal Rights” beginning on page 33. A copy of Article 13 of the ACL is attached to this information statement as Annex B.

Market Price of Our Stock (page 30)

There is no established trading market for the Company Common Stock or Company Preferred Stock and no such market has existed for many years.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Company shareholder. Please refer to the “Summary Term Sheet” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to in this information statement, each of which you should read carefully.

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of the Company by Buyer pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement, Merger Sub will merge with and into the Company. The Company will be the surviving corporation in the Merger and will become wholly owned by Buyer.

Q:	I own Company Common Stock. What will I receive in the Merger?

A:	Upon completion of the Merger, you will receive $3.75 in cash, without interest and less any required withholding taxes, for each share of Company Common Stock that you own, unless you properly exercise, and do not withdraw or fail to perfect, appraisal rights under Article 13 of the ACL. For example, if you own 100 shares of Company Common Stock, you will receive $375 in cash in exchange for your shares of Company Common Stock, less any required withholding taxes. You will not own shares in the surviving corporation.

Q:	I own Company Preferred Stock. What will I receive in the Merger?

A:	Upon completion of the Merger, you will receive $1.05 in cash, without interest and less any required withholding taxes for each share of Company Preferred Stock that you own, plus any dividends that are accrued and unpaid on such shares pursuant to the certificate of incorporation of the Company. For example, if you own 100 shares of Company Preferred Stock, you will receive $105 in cash in exchange for your shares of Company Preferred Stock, plus any accrued and unpaid dividends and less any required withholding taxes. You will not own shares in the surviving corporation.

Q:	When do you expect the Merger to be completed?

A:	We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement. Completion of the Merger is currently expected to occur March 14, 2014, although the Company cannot assure completion by any particular date, if at all.

Q:	What happens if the Merger is not completed?

A:	If the Merger is not completed for any reason, shareholders will not receive any payment for their shares in connection with the Merger. Instead, the Company will remain a public company, but we expect that there will continue to be no trading market for the Company’s shares.

Q:	I own Company Common Stock. Why am I not being asked to vote on the Merger?

A:

Applicable Alabama law and the Merger Agreement require the adoption of the Merger Agreement by the holders in the aggregate of a two-thirds majority of the outstanding shares of Company Common Stock in order to effect the Merger. We expect the requisite shareholder approval to be obtained at the Special Meeting because Buyer, which owned shares of Company Common Stock constituting approximately 67% of the issued and outstanding shares of Company Common Stock as of December 31, 2013, has indicated that it will vote to adopt and approve in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger. Because Buyer is expected to own more than the requisite two-thirds majority of Company Common Stock on the Record Date, your vote is not required to approve the

Merger Agreement and is not being sought. Although you are entitled to vote in person at the Special Meeting, we are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	I own Company Preferred Stock. Why am I not being asked to vote on the Merger?

A:	The Company’s certificate of incorporation, as amended, permits the Company to redeem the shares of Company Preferred Stock for a redemption price of $1.05 per share at any time. In addition, holders of shares of Company Preferred Stock do not have voting rights with respect to the Merger pursuant to the Company’s certificate of incorporation, as amended, and applicable Alabama law.

Q:	Why did I receive this Information Statement?

A:	Applicable laws and securities regulations require us to provide you with notice of the Special Meeting, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the Merger. This information statement also constitutes notice to you of the availability of appraisal rights under Article 13 of the ACL, a copy of which is attached to this information statement as Annex B.

Q:	Did the Board approve and recommend the Merger Agreement?

A:	The Board approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement.

However, the Board determined that it should not make a recommendation regarding the adoption of the Merger Agreement by the holders of Company Common Stock pursuant to Section 10A-2-11.03 of the ACL. Section 10A-2-11.03 of the ACL provides that a board may elect not to make a recommendation regarding the adoption of a plan of merger if the board determinates that, because of a conflict of interest, it should not make such a recommendation and the board communicates the basis for its determination to its shareholders.

Our chairman of the Board and principal executive officer, Mr. David J. Noble, is also the chairman of the board of directors of Buyer, and the beneficial owner of approximately 78% of the outstanding common stock of Buyer. In addition, Dr. A.J. Strickland, III, vice-chairman and chairman of the audit committee of our Board, is also a member of the board of directors of Buyer. As a result of the Merger, Mr. Noble and Dr. Strickland will, through their respective stock ownership of Buyer, beneficially own approximately 78% and 8%, respectively, of the equity interests in the Company immediately following the closing of the Merger.

Q:	What happens if I sell my shares before completion of the Merger?

A:	If you transfer your shares of Company Common Stock or Company Preferred Stock, you will have transferred the right to receive the Merger Consideration to be received by the Company shareholders in the Merger. To receive the Merger Consideration, you must hold your shares through completion of the Merger.

Q:	Should I send in my Company Common Stock or Company Preferred Stock certificates now?

A:	No. You will be sent a letter of transmittal with related instructions after completion of the Merger, describing how you may exchange your shares of Company Common Stock or Company Preferred Stock for the Merger Consideration. Please do NOT return your Company Common Stock or Company Preferred Stock certificate(s) to the Company.

Q:	Is the Merger subject to the fulfillment of certain conditions?

A:	Yes. Before the Merger can be completed, the Company, Buyer and Merger Sub must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 29.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?

A:	Yes. As a holder of Company Common Stock, you are entitled to appraisal rights under Alabama law in connection with the Merger if you meet certain conditions, which conditions are described in this information statement in “Appraisal Rights” beginning on page 33. Holders of Company Preferred Stock do not have appraisal rights.

Q:	Will I owe taxes as a result of the Merger?

A:	The Merger will be a taxable transaction for all United States Holders of shares of Company Common Stock and Company Preferred Stock. As a result, assuming you are a United States Holder, you will recognize gain or loss with respect to the cash received for shares of Company Common Stock or Company Preferred Stock in the Merger equal to the difference between (x) the amount of cash you receive (determined before the deduction of any applicable withholding taxes) and (y) the adjusted tax basis of your surrendered shares. See “Special Factors Related to the Merger — United States Federal Income Tax Consequences of the Merger” beginning on page 22 for a more detailed explanation of the tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular tax situation.

If you are a Non-United States Holder, the Merger will generally not be a taxable transaction to you under United States federal income tax laws unless (i) you are an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, or (ii) the gain is effectively connected with the conduct of a trade or business in the United States by you, subject to an applicable treaty providing otherwise.

We urge you to consult your tax advisor on the tax consequences of the Merger to you.

Q:	Where can I find more information about the Company?

A:	We file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”). You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at (800) SEC-0330 for information about these facilities. This information is also available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 37.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement and the documents to which we refer you in this information statement contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of our company, the expected completion and timing of the Merger and other information relating to the Merger. Generally these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “may,” “will,” “would,” “could,” “should,” “seek,” “estimate” and variations on these words and similar expressions. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control. Those risks include, without limitation:

•	the satisfaction of the conditions to consummation of the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the risk that the Merger may not be completed in a timely manner or at all; and

•	the risk that we may be subject to litigation in connection with the Merger.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document referred to in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

FINANCIAL INFORMATION

Please see the audited financial statements, including the notes thereto, beginning on page F-1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and the unaudited financial statements, including the notes thereto, beginning on page 1 of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, attached to this information statement as Annexes C, D, E, and F, respectively, for financial information relating to the Company. More comprehensive financial information is included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including management’s discussion and analysis of financial condition and results of operations. See the section entitled “Where You Can Find More Information” on page 37.

THE PARTIES TO THE MERGER AGREEMENT

The Company

Twenty Services, Inc.

20 Cropwell Drive, Suite 100

Pell City, Alabama 35128

Phone: (205) 884-7932

The Company, an Alabama corporation, has historically engaged in the finance business, which consisted of extending credit to individuals and companies for various real estate projects, including single-family dwellings, commercial real estate and home improvements, and for businesses and other miscellaneous purposes. The Company has not made any loans in several years. In October 1980, the shareholders of the Company authorized the Board to redeploy the Company’s assets and reinvest the proceeds derived from such redeployment in a business other than the general finance business. During 1982 and 1983, the Company and an affiliate of Twenty Services Holding, Inc., the current owner of approximately 67% of the outstanding Company Common Stock, acquired an interest in the common stock of The Statesman Group, Inc., an insurance holding company based in Des Moines, Iowa (“Statesman”). The investment in Statesman was sold in 1994. The Company invested the proceeds in equities and fixed income securities. In 1995, the Company acquired an interest in the common stock of American Equity Investment Life Holding Company, an insurance holding company based in Des Moines, Iowa (“American Equity”). As of December 31, 2013, the Company owned 237,000 shares of common stock of American Equity. The Company’s only current revenue is the interest and dividends from the marketable securities held as assets, as well as any gains on sales of those assets. From time to time, the Company has needed to sell some of those marketable securities to meet the operating expenses of the Company. In the quarter ended September 30, 2013, the Company engaged legal counsel to determine the steps necessary to discontinue filings with the SEC.

As of December 31, 2013, there were 1,080,945 shares of Company Common Stock and 428,653 shares of Company Preferred Stock issued and outstanding. The Company’s principal executive offices are located at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128 and its telephone number is (205) 884-7932. Additional information about the Company is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, respectively, which are attached hereto as Annexes C, D, E and F, respectively.

Buyer

Twenty Services Holding, Inc.

20 Cropwell Drive, Suite 100

Pell City, Alabama 35128

Phone: (205) 884-7932

Buyer, a Delaware corporation, is a holding company whose principal asset is 725,267 shares of Company Common Stock.

Merger Sub

Pell City Corporation

c/o Twenty Services Holding, Inc.

20 Cropwell Drive, Suite 100

Pell City, Alabama 35128

Phone: (205) 884-7932

Merger Sub was formed by Buyer solely for the purpose of completing the Merger with the Company. Merger Sub, an Alabama corporation, is a wholly owned subsidiary of Buyer and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

SPECIAL FACTORS RELATED TO THE MERGER

Background of the Merger

The Board and the Company’s management are of the view that the costs and regulatory burden associated with maintaining registration of the Company Common Stock and Company Preferred Stock under Section 12 of the Exchange Act are not cost efficient for the Company.

The Company Common Stock and Company Preferred Stock are not listed on any national securities exchange and, to the knowledge of the Board, there are no market makers in the Company Common Stock or Company Preferred Stock. Accordingly, there is very limited trading of Company Common Stock and Company Preferred Stock, which may also be due, in part, to the relatively few number of holders owning the Company Common Stock and Company Preferred Stock. Approximately 67% of the outstanding Company Common Stock is beneficially owned or controlled by the executive officer and directors of the Company, through their stock ownership of Buyer. This limited trading market has not allowed the Company shareholders to recognize the primary benefit which should be available to shareholders of a publicly traded company, which is the ability to buy and sell stock in a liquid market in which accurate and timely pricing information is readily available.

Although the Company shareholders are provided some benefit due to the Company being a “reporting company” under the Exchange Act, the Board has determined that compliance with increasingly stringent reporting and auditing requirements provides many disadvantages to offset this benefit. As a “reporting company” under the Exchange Act, the Company is obligated to prepare and file with the SEC annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in addition to other reports and forms from time to time. The Company is also subject to increased regulatory requirements under the Sarbanes-Oxley Act of 2002. Compliance with these SEC reporting and audit requirements and increased regulatory restrictions diverts the time of senior management and staff from other business of the Company. Also, as a result of these increased and changing legislative requirements, outside legal, auditing and accounting costs continue to rise and are anticipated to continue to rise in the future.

The time that the Company management spends on preparation of required reports and compliance with SEC regulations could be more productively spent on other business matters that bear a more direct relationship to the Company’s operations and profitability. The Company believes that becoming a private company will enhance the Company’s operating flexibility and resources to focus upon the long-range plans for the Company.

In making the determination to become a private company through the Merger, the Board considered other means of achieving the same result but rejected these alternatives because the Board believed that the Merger would be simpler and less costly. These alternatives were:

•	A TENDER OFFER AT A SIMILAR PRICE PER SHARE. The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record shareholders so as to accomplish the going private objective and reducing recurring costs. The Board found it unlikely that many holders of small numbers of shares, even if located, would make the effort to tender their shares.

•	A REVERSE STOCK SPLIT. This alternative would accomplish the objective of reducing the number of record shareholders, assuming approval of the reverse stock split by the Company’s shareholders. In a reverse stock split, the Company would acquire the interests of the cashed-out shareholders by means of an amendment to the Company’s certificate of incorporation, as amended, to reduce the number of issued and outstanding shares of Company Common Stock such that the cashed-out shareholders would own less than one full share of the Company Common Stock. The Company would then distribute cash for the resulting fractional share interests.

Although a reverse stock split would eliminate many record shareholders, Buyer would not own 100% of the Company as a result of a reverse stock split. Ultimately, the Board chose to engage in the Merger because the

Board believed that the Merger would be a simpler way to become a privately held company and because Buyer, who currently owns approximately 67% of the outstanding Company Common Stock, informed the Board that it would not vote in favor of a reverse stock split.

After consideration of the various alternatives described above, the Board determined that the Merger was the best and most feasible choice for the shareholders and the Company. Significantly, following the proposed Merger, the Company will no longer be required to be registered under the federal securities laws and will immediately deregister its shares under the Exchange Act.

The Merger is being proposed at this time because the sooner the Merger can be implemented, the sooner the Company can cease to incur the expenses and burdens of public reporting and the sooner shareholders who are entitled to receive cash in the Merger can make use of such cash payments.

The Board also determined that it is in the best interests of the Company to cash-out the holders of the Company Preferred Stock through the Merger, which would simplify the Company’s balance sheet and capital structure and reduce its future interest and dividend costs. The Company’s certificate of incorporation, as amended, permits the Company to redeem the shares of Company Preferred Stock for a redemption price of $1.05 per share at any time.

Historically, the Company has frequently experienced difficulty in timely reporting financial results because of its limited staff and the significant amount of time required for the preparation of the required reports. In addition, the provisions of the Sarbanes-Oxley Act of 2002 are applicable to the Company, which provisions have resulted in increased costs and increased regulatory burden on the Company’s management. Due to the significant annual cost of being a public company and the increasing burden and cost anticipated in the future, the Board determined to consider the possibility of becoming a private company. The Board did not elect to form a special committee to consider, structure and later approve the Merger because all of the members of the Board are interested parties because they are shareholders and directors of Buyer.

During the quarter ended September 30, 2013, the Company engaged legal counsel to determine the steps necessary to discontinue filing reports with the SEC. During November 2013, Mr. Noble, as Chairman of the Board of the Company, consulted with Dr. Strickland, the Company’s other director, regarding the structure and possible terms of a merger transaction to accomplish such deregistration. On November 21, 2013, the Board met to consider the possible going private transaction and the Merger Agreement. The Board reviewed in detail the definitive Merger Agreement and all related documents, copies of which were delivered to each director before the date of the meeting. On November 25, 2013, the Board held an additional meeting to consider the price per share to be paid in consideration for the Company Common Stock and to further discuss the Merger. Following review and discussion, the Board then unanimously approved the Merger Agreement and authorized and directed management to execute and deliver the Merger Agreement and related documents.

Reasons for the Merger

As described above in “Special Factors Related to the Merger — Background of the Merger,” the Company has given thorough consideration to whether or not it should engage in a going private transaction, such as the Merger. Ultimately, the Company has decided to engage in the Merger for a number of reasons, foremost of which are to reduce the costs associated with being a “reporting company” under the Exchange Act and to provide liquidity to Company shareholders.

To Become a Private Company

After the Merger is completed, the Company will become a private company. Becoming a private company will allow the Company to deregister the Company Common Stock and Company Preferred Stock under the Exchange Act. Once deregistered, the Company will no longer be subject to the periodic reporting and proxy solicitation requirements of the Exchange Act and the requirements of the Sarbanes-Oxley Act of 2002 and other U.S. federal securities laws, and the administrative burdens associated with such requirements will be eliminated.

Since there is currently no established trading market for the Company Common Stock or Company Preferred Stock, the Board believes that the costs of remaining a public company, which include accounting, legal, and printing costs and SEC filing fees and which totaled approximately $100,000 for the year ended December 31, 2012, are not justified. These costs are ongoing, comprise a significant element of our corporate overhead expense, and are difficult to reduce. In addition to the direct out-of-pocket costs associated with SEC reporting and compliance, the Company’s management and accounting staff, which comprises only one individual, needs to devote significant time to these matters.

Further, the Company does not believe that it has derived any significant benefit from being a public company, and believes the marginal benefit received is heavily outweighed by the costs described above. The Company has a small market capitalization and has received no capital raising benefit from being a reporting company. Additionally, because there is no market for trading the Company’s stock, the public disclosures required by the SEC may have little or no bearing on shareholders’ investment decisions.

To Provide Liquidity to Company Shareholders

There is currently no established trading market for the Company Common Stock or Company Preferred Stock and no such trading market has existed for many years. Thus, a significant reason for the Board’s decision to engage in the Merger was to provide Company shareholders with liquidity for their shares of Company Common Stock and Company Preferred Stock.

The Company Common Stock and Company Preferred Stock are not listed or quoted on any exchange or quotation service and there is no trading market for our stock. As a result, we believe that it is currently difficult for shareholders to dispose of their shares when they choose. The Merger will allow shareholders to immediately realize liquidity for their investment and provide them with certainty of the value of their shares of Company Common Stock or Company Preferred Stock.

Company shareholders will have no further financial interest in the Company as a result of the Merger and will not participate in any potential appreciation in the value of the Company Common Stock or Company Preferred Stock, or receive any dividends on the Company’s Common Stock or Preferred Stock. However, since there is currently no established trading market for the Company Common Stock or Company Preferred Stock and no such trading market has existed for many years, the Board believes that the benefit to the Company shareholders of receiving immediate liquidity for their shares substantially outweighs this disadvantage.

Based on the foregoing considerations, the Company’s Board concluded that it is more beneficial to the Company to undertake the proposed Merger and become a private company as a result of the proposed Merger than to remain a public company.

In the course of the Board making the determinations described above in “Special Factors Related to the Merger — Background of the Merger” beginning on page 13, the Board considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

•	the fact that becoming a private company will relieve the Company of the administrative burden and cost of compliance, which totaled approximately $100,000 in fiscal year 2012, with the Exchange Act and other U.S. federal securities laws;

•	the fact that the Merger Consideration is all cash, which provides liquidity and certainty of value to the Company shareholders;

•	the fact that currently there is no established trading market for the Company Common Stock or Company Preferred Stock and no such trading market has existed for many years;

•	based on the Board’s knowledge of our business, financial condition, results of operations, prospects and competitive position, its belief that the Merger is more favorable to our shareholders than any other alternative reasonably available to the Company and our shareholders;

•	the Board’s belief that it was unlikely that any transaction with a third party could be completed at this time given the ownership percentage of Buyer and the Board’s understanding that Buyer would not sell or offer to sell its shares to any third party;

•	the Company’s belief that the agreed price was the highest price per share to which Buyer was willing to agree;

•	the ability of the Buyer to consummate the Merger;

•	the belief of the Board that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•	the terms of the Merger Agreement and the related agreements, including:

•	the limited number and nature of the conditions to Buyer’s obligation to consummate the Merger; and

•	the Merger not being subject to a financing condition; and

•	the availability of appraisal rights to the holders of Company Common Stock who properly exercise their statutory rights under Article 13 of the ACL (see “Appraisal Rights” beginning on page 33 and Annex B).

The Board also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the Merger, including the following factors:

•	the fact that following the completion of the Merger, the Company will no longer exist as an independent public company and that the Company’s existing shareholders will not be able to participate in any future earnings or growth of the Company, or in any future appreciation in value of shares of Company Common Stock or Company Preferred Stock;

•	the fact that the Merger Consideration consists of cash and will therefore be taxable to the Company shareholders for U.S. federal income tax purposes;

•	the fact that approval of the Merger Agreement is not subject to the approval of holders of a majority of the Company’s unaffiliated shares;

•	the fact that Mr. Noble, the Company’s chairman, principal executive officer, and beneficial owner, through his stock ownership in Buyer, of approximately 52% of the total outstanding Company Common Stock, has expressed that he is not interested in transactions with any third parties;

•	the importance of Mr. Noble to the management and direction of the Company, which may have discouraged, and may in the future discourage, third parties from submitting alternative acquisition proposals with terms and conditions, including price, that may be superior to the Merger;

•	the fact that our directors and officers may have interests in the transaction that are different from, or in addition to, those of our unaffiliated shareholders. Please see “Special Factors Related to the Merger — Interests of Our Directors and Executive Officers in the Merger” beginning on page 18 for additional information;

•	the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 29; and

•	the fact that the Company has incurred and will incur substantial expenses related to the transactions contemplated by the Merger Agreement, regardless of whether the Merger is consummated.

After taking into account all of the factors set forth above, the Board determined that the potentially positive factors outweighed the potentially negative factors. The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but summarizes the material information and factors considered by the

Board in its consideration of the Merger. The Board reached the decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, in light of the factors described above and other factors the Board felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of the Board may have given different weights to different factors. The Board conducted an overall analysis of the factors described above, and considered the factors overall to be favorable to, and supportive of, its determinations. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 9.

The Special Meeting — Vote Required

The adoption of the Merger Agreement by our shareholders requires the affirmative vote of shareholders of the Company holding in the aggregate at least a two-thirds majority of the outstanding shares of Company Common Stock. The Special Meeting will be held at the Company’s offices at 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128, on March 14, 2014, at 10:00 a.m. local time to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Shareholders of record at the close of business on the Record Date, will be entitled to receive notice of, attend and vote in person at the Special Meeting.

At the Special Meeting, holders of the Company Common Stock will be entitled to vote in person upon the following resolutions:

Resolved that the Merger Agreement (a copy of which is attached as Annex A to this information statement and will be produced and made available for inspection at the Special Meeting), and the transactions contemplated by the Merger Agreement, including the Merger, be and hereby are authorized and approved; and

Resolved that the directors of the Company be, and hereby are, authorized to do all things necessary to give effect to the Merger Agreement.

Buyer, which held 725,267 shares of Company Common Stock representing approximately 67% of the outstanding Company Common Stock as of December 31, 2013, has indicated that it will vote to adopt and approve in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger at the Special Meeting. Since Buyer is expected to own Company Common Stock representing more than the two-thirds majority required to approve the Merger Agreement and the transactions contemplated thereby on the Record Date, no further action by any other Company shareholder is required under applicable law or the Merger Agreement in connection with the adoption of the Merger Agreement. As a result, although holders of Company Common Stock are entitled to attend the Special Meeting and vote their shares, the Company is not soliciting your vote for the adoption of the Merger Agreement. No action by the shareholders of Buyer is required to complete the Merger.

At the Effective Time of the Merger, all of the shares of Company Common Stock and Company Preferred Stock will be cancelled and cease to exist. If the Merger is completed, (i) each outstanding share of Company Common Stock, other than shares owned by Buyer, Merger Sub or any other subsidiary of Buyer and shares with respect to which appraisal rights under Alabama law are properly exercised and not withdrawn (the “Dissenting Shares”), will be cancelled in exchange for the right to receive the per share Common Stock Merger Consideration of $3.75, in cash without interest and net of any applicable withholding taxes, and (ii) each outstanding share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time, other than shares owned by Buyer, Merger Sub or any other subsidiary of Buyer, will be cancelled and converted automatically into the right to receive $1.05 in cash, plus any accrued and unpaid dividends, without interest and subject to reduction for any required withholding taxes, each in accordance with the terms and conditions set forth in the Merger Agreement. The shares of Company Common Stock and Company Preferred Stock owned by Buyer, Merger Sub or any other subsidiary of Buyer or held by the Company as treasury stock will be automatically cancelled without payment of any consideration. Each Dissenting Share will be cancelled for its appraisal or other agreed value as determined under the ACL. At the Effective Time, each issued and outstanding common share, par value $0.01 per share, of Merger Sub will be converted into one fully paid and non-assessable common share, par value $0.10 per share, of the surviving company.

Voting by Buyer at the Special Meeting

Buyer has indicated to the Company that it intends to vote all of the shares of Company Common Stock beneficially owned by it in favor of the approval of the Merger Agreement, and the transactions contemplated by the Merger Agreement, including the Merger, at the Special Meeting of the Company. As of the Record Date, we expect that Buyer will beneficially own, in the aggregate, 725,267 shares of our outstanding Company Common Stock, which represents approximately 67% of the total shares of Company Common Stock outstanding. Although Mr. Noble does not own any shares of Company Common Stock directly, through his approximately 78% ownership of the equity interests in Buyer, and his position as chairman and principal executive officer of Buyer, he will direct the voting of Buyer’s shares of Company Common Stock in favor of the approval of the Merger Agreement at the Special Meeting.

Interests of Our Directors and Executive Officers in the Merger

You should be aware that the Company’s executive officers and directors have interests in the Merger that are different from, or in addition to, the interests of the Company shareholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.

Ownership of the Surviving Company. As a result of the Merger, Mr. Noble and Dr. Strickland will, through their respective common stock ownership in Buyer, beneficially own approximately 78% and 8%, respectively, of the equity interest in the Company immediately following the closing of the Merger. Because approximately 78% and 8%, respectively, of the equity interests in the Company will be beneficially held through Buyer by Mr. Noble and Dr. Strickland, they, as well as the other shareholders of Buyer, will directly or indirectly enjoy the benefits from any future earnings and growth of the Company after the Merger which, if the Company is successfully managed, could exceed the value of the Buyer’s original investments in the Company. Mr. Noble and Dr. Strickland, as well as the other shareholders of Buyer, will also directly bear the corresponding risks of any possible decreases in future earnings, growth or value of the Company. Mr. Noble’s and Dr. Strickland’s investments in the Company will be illiquid, with no public trading market for the Company’s shares and no certainty that an opportunity to sell their shares in the Company at an attractive price will arise. The Merger may also provide additional means to enhance shareholder value of the Company for Mr. Noble and Dr. Strickland, including improved profitability due to the elimination of the expenses associated with Exchange Act reporting and compliance, increased focus of management on the business to achieve growth without the distraction of the reporting and compliance requirements of the Exchange Act, and additional means for making liquidity available to Mr. Noble and Dr. Strickland, such as through dividends or other distributions.

Immediately following the completion of the Merger, the Company expects that (a) Mr. Noble and Dr. Strickland, through their respective ownership of the common stock of Buyer, will indirectly own approximately 78% and 8% of the equity interests of the surviving company, respectively, compared to their respective indirect ownership of approximately 52% and 6% of the Company Common Stock prior to the Effective Time of the Merger, (b) the collective book value as of September 30, 2013, of the shares of the Company Common Stock and Company Preferred Stock held by Mr. Noble and Dr. Strickland as a group, through their ownership of the common stock of Buyer, would increase from $2,914,719 on a historical basis to approximately $4,343,602 on a pro forma basis, and (c) the collective pro rata interest of Mr. Noble and Dr. Strickland as a group, through their ownership of the common stock of Buyer, in the net income of the Company for the year ended December 31, 2012, would increase from approximately $21,434 on a historical basis to approximately $31,875 on a pro forma basis.

Position With the Surviving Company. After completion of the Merger, Mr. Noble expects to continue to serve as the chairman of the Board and principal executive officer of the surviving company. Further, Dr. Strickland will become a director of the surviving company after the Effective Time.

Recommendation of the Board; Fairness of the Proposed Merger

The Board believes that the proposed Merger, taken as a whole, is fair to, and in the best interests of, the Company and its shareholders, including unaffiliated holders of both Company Common Stock and Company Preferred Stock. However, pursuant to Alabama law, the Board has not made a recommendation for or against the proposed Merger. Pursuant to Section 10A-2-11.03 of the ACL, the Board determined that it should not make a recommendation regarding the adoption of the Merger Agreement by the holders of Company Common Stock because of a conflict of interest. Section 10A-2-11.03 of the ACL provides that a board may elect not to make a recommendation regarding the adoption of a plan of merger if the board determines that, because of a conflict of interest, it should not make such a recommendation and the board communicates the basis for its determination to its shareholders. The Company’s directors, Mr. Noble and Dr. Strickland, own approximately 78% and 8%, respectively, of the equity interest in, and are the sole directors of, Buyer. Thus, the Board determined that there was a conflict of interest between the Board and the unaffiliated shareholders and it should not make a recommendation to the shareholders of the Company.

Our directors, Mr. Noble and Dr. Strickland, do not directly own any shares of Company Common Stock and thus will not vote at the Special Meeting. However, through their ownership of the common stock of Buyer, Mr. Noble and Dr. Strickland are deemed to beneficially own approximately 564,838 and 60,197 shares, respectively (or approximately 58% of the total shares entitled to vote at the Special Meeting on a combined basis) of the Company Common Stock as of December 31, 2013. Buyer has advised the Company that it intends to vote its shares in favor of the proposed Merger. No other shareholders have disclosed to the Company how they intend to vote on the proposed Merger.

The Board has unanimously approved the Merger Agreement and the transactions related thereto, including the Merger. The Board considered a number of factors in determining to approve the Merger Agreement. The Company’s primary reasons for the Merger are (i) to enable it to deregister its shares of Company Common Stock and Company Preferred Stock under the Exchange Act and (ii) to provide liquidity to its shareholders.

The Board considered the views of management relating to cost savings to be achieved by no longer being a public company. The Company’s management determined that cost savings of approximately $100,000 per year could be achieved if the Company becomes a private company, excluding indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with registration of the Company Common Stock and Company Preferred Stock under the Exchange Act. The Board also considered the administrative and regulatory burden of being a public company, including the burden of the provisions of the Sarbanes-Oxley Act of 2002.

The Board also considered the effect that becoming a private company would have on the market for the Company Common Stock and Company Preferred Stock and the ability of shareholders to buy and sell shares. The Board determined that there is no established trading market for the Company Common Stock or Company Preferred Stock, and therefore the Company’s shareholders derive little benefit from the Company’s status as a public company. Further, the Company has a small market capitalization and has received no capital raising benefit from being a public company. Additionally, because there is no established market for trading the Company’s stock, the public disclosures required by the SEC may have little or no bearing on shareholders’ investment decisions. The Board determined that the cost savings and reduced administrative and regulatory burden on management to be achieved by becoming a private company outweighed any potential disadvantages from becoming a private company.

The Board considered alternative transactions to accomplish the proposed going-private transaction but ultimately approved the proposed Merger. Please read the discussion under “Special Factors Related to the Merger — Background of the Merger” for a description of these alternatives considered by the Board.

The Board considered numerous factors, discussed below and above in “Special Factors Related to the Merger — Background of the Merger” and “Special Factors Related to the Merger — Reasons for the Merger”, in reaching its conclusion as to the fairness of the Merger to our shareholders, including both affiliated and unaffiliated holders of Company Common Stock and Company Preferred Stock. The Board did not assign any specific weights to the factors listed. Moreover, in their considerations individual directors may have given differing weights to different factors.

•	REDUCED COSTS AS A RESULT OF BECOMING A PRIVATE COMPANY. The Board considered the considerable cost savings associated with becoming a private company, which will relieve the Company of the administrative burden and cost of compliance, which totaled approximately $100,000 in fiscal year 2012, with the Exchange Act and other U.S. federal securities laws.

•	OPPORTUNITY TO LIQUIDATE SHARES OF COMPANY COMMON STOCK AND COMPANY PREFERRED STOCK. The Board considered the opportunity the Merger presents for unaffiliated holders of Company Common Stock and Company Preferred Stock to liquidate their holdings without paying commissions or transaction costs, particularly given the illiquid market for the Company’s shares. The Board also acknowledged that the lack of trading market would have a negative influence of the price that a willing buyer would pay for the shares.

•	NET BOOK VALUE. As of September 30, 2013, the book value per share of outstanding Company Common Stock was approximately $4.67. Although book value was a factor that was considered by the Board among others in determining the consideration to be paid to holders of Company Common Stock in the Merger, the Board determined that it was not directly relevant in that book value does not necessarily correlate to what a willing seller would agree to for the price of the shares due to the difficulties in liquidating the shares.

•	EARNINGS. The Board reviewed the net earnings of the Company for the previous two fiscal years and for the first nine months of 2013. For the two years ended December 31, 2011 and 2012, the Company reported net earnings of $15,787 and $37,064, respectively. For the nine months ended September 30, 2013, the Company reported net losses of $64,290.

•	PRIOR REPURCHASES OF COMPANY COMMON STOCK AND COMPANY PREFERRED STOCK. The Board considered the price paid in recent repurchases of Company Common Stock and Company Preferred Stock. In fiscal 2012, the Company purchased 2,032 shares of Company Common Stock for a purchase price of $2.50 per share, and 1,200 shares of Company Preferred Stock for a purchase price of $0.25 per share. In fiscal 2011, the Company purchased 10,693 shares of Company Common Stock for a purchase price of $2.50 per share, and 3,431 shares of Company Preferred Stock for a purchase price of $0.25 per share.

In connection with its deliberations, the Board did not consider the current or historical market prices of the Company Common Stock or Company Preferred Stock because there is no established trading market in these shares and no such market has existed for many years. Thus, it was not possible to determine a current market price for the shares and historical market prices were generally not available.

The Board also did not consider the Company’s liquidation value. The Board did not view the Company’s liquidation value to be a relevant measure of valuation, as liquidation value does not necessarily correlate to what a willing seller would agree to for the price of the shares due to the difficulties in liquidating the shares.

The Board did not consider a specific determination of the going concern value of the Company. The Board did not engage financial advisors to perform nor did management perform any specific analysis to determine the going concern value of the Company because of the difficulty and speculative nature of such determination and because the Board determined that the expense associated with obtaining such valuation was not justified.

No firm offers have been made during the preceding two years for (i) the merger or consolidation of the Company into or with such person, (ii) the sale or other transfer of all or any substantial part of the assets of the Company, or (iii) the purchase of a number of shares of common stock that would enable the holder to exercise control of the Company.

After consideration of all this information, the Board determined that a fair price to be paid to holders of Company Common Stock in the Merger is $3.75 per share. Further, the Company’s certificate of incorporation, as amended, permits the Company to redeem the shares of Company Preferred Stock for a redemption price of $1.05 per share at any time.

The Board did not engage the services of an independent financial advisor to provide a valuation of the Company’s stock or to render a fairness opinion regarding the transaction. The Board determined that the cost of obtaining an appraisal or fairness opinion was not warranted in light of the considerable expense of such an appraisal or fairness opinion in relation to the expected cash payments to be made in connection with the Merger. The Merger is not structured so that approval of at least a majority of unaffiliated shareholders is required. The Board determined that any such voting requirement would usurp the power of the holders of at least a two-thirds majority of the Company’s voting power represented at the meeting to consider and approve the Merger Agreement as provided under Alabama law, the Company’s charter documents and the terms of the Merger Agreement. The Board also considered such a provision unnecessary in light of the right of unaffiliated holders of Company Common Stock to dissent from the Merger.

No independent committee of the Board has reviewed the fairness of the Merger because there are no members of the Board who are not interested in the Merger. No unaffiliated representative acting solely on behalf of the shareholders for the purpose of negotiating the terms of the Merger was retained by the Company or by Dr. Strickland, who is the only member of the Board not employed by the Company and who approved the Merger Agreement and the transactions related thereto. The Company has not made any provision in connection with the Merger to grant unaffiliated shareholders access to the Company’s corporate files or to obtain counsel or appraisal services at the Company’s expense. With respect to unaffiliated shareholders’ access to the Company’s corporate files, the Board determined that this information statement, together with the Company’s other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the Merger. As for obtaining counsel or appraisal services for unaffiliated shareholders at the Company’s expense, the Board did not consider these necessary or customary. After consideration of the factors described above, the Board believes that the transaction is fair notwithstanding the absence of such an unaffiliated shareholder approval requirement, independent committee or unaffiliated representative.

As a result of this analysis outlined above, the Board believes that the Merger is fair to unaffiliated shareholders.

Reasons of Buyer, Merger Sub and Mr. Noble; Fairness of the Proposed Merger

Under SEC rules governing “going private” transactions, each of Buyer, Merger Sub and Mr. Noble may be deemed to be an affiliate of the Company and may be required to express his or its beliefs as to the fairness of the Merger to the Company’s unaffiliated shareholders. Each of Buyer, Merger Sub and Mr. Noble is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of each of Buyer, Merger Sub and Mr. Noble as to the fairness of the Merger are not intended and should not be construed as a recommendation to any shareholder of the Company as to how to vote on the proposal to approve the Merger Agreement. Each of Buyer, Merger Sub and Mr. Noble have interests in the Merger that are different from, and in addition to, those of the shareholders unaffiliated with Buyer, Merger Sub and Mr. Noble, or the unaffiliated shareholders of the Company by virtue of their continuing interests in the surviving company after the closing of the Merger. These interests are described under the section titled “Special Factors Related to the Merger — Interests of Our Directors and Executive Officers in the Merger.”

Buyer, Merger Sub and Mr. Noble, individually, believe that the Merger is fair to each of the Company’s shareholders, including unaffiliated holders of Company Common Stock and Company Preferred Stock. In reaching this conclusion, Buyer, Merger Sub and Mr. Noble, individually, relied upon the factors considered by and the analysis and conclusions of the Board of the Company and each of Buyer, Merger Sub and Mr. Noble, individually, adopts such analyses as its own. See “Special Factors Related to the Merger — Recommendation of the Board; Fairness of the Proposed Merger”, and “Directors and Executive Officers of the Company, Buyer and Merger Sub.”

Financing

Buyer estimates the total amount of funds necessary to complete the Merger and the related transactions to be approximately $2,000,000, which includes approximately $1,783,878 to be paid to Company shareholders, with the remainder to be applied to pay related fees and expenses in connection with the Merger and the related transactions. Please see “Special Factors Related to the Merger — Fees and Expenses of the Merger” for further information on the fees and expenses related to the Merger. Buyer has orally informed the Board that it expects to be able to finance the Merger Consideration and any fees and expenses related to the Merger and related transactions with cash on hand at the time of the Merger. No alternative financing plans or arrangements have been made to fund the Merger Consideration and any related fees and expenses. The obligations of Buyer and Merger Sub under the Merger Agreement are not subject to any financing condition.

Appraisal Rights

Holders of Company Common Stock have the right under Alabama law to dissent from the adoption of the Merger Agreement, to exercise appraisal rights and to receive payment in cash for the fair value of their shares of Company Common Stock determined in accordance with Alabama law. The fair value of shares of Company Common Stock, as determined in accordance with Alabama law, may be more or less than the Merger Consideration to be paid to non-dissenting shareholders in the Merger. To preserve their rights, holders of Company Common Stock who wish to exercise appraisal rights must follow specific procedures. Dissenting shareholders must precisely follow these specific procedures to exercise appraisal rights, or their appraisal rights may be lost. These procedures are described in this information statement, and the provisions of Alabama law that grant appraisal rights and govern such procedures are attached as Annex B. See “Appraisal Rights” beginning on page 33.

Litigation Related to the Merger

The Company is not aware of any lawsuits relating to the Merger Agreement.

Deregistration of Company Common Stock and Company Preferred Stock

If the Merger is completed, the Company Common Stock and Company Preferred Stock will be deregistered under the Exchange Act, and we will no longer file periodic or current reports with the SEC on account of the Company Common Stock or Company Preferred Stock.

United States Federal Income Tax Consequences of the Merger

The following is a summary of the material United States federal income tax consequences of the Merger to holders of Company Common Stock and Company Preferred Stock whose shares of Company Common Stock or Company Preferred Stock are converted into the right to receive cash in the Merger. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable United States Treasury Regulations issued thereunder, judicial authority and administrative rulings and pronouncements, all of which are subject to change, possibly with retroactive effect. The discussion applies only to shares of Company Common Stock and Company Preferred Stock held as capital assets (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of Company Common Stock or Company Preferred Stock that are subject to special tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, tax-exempt organizations, broker-dealers, financial institutions, cooperatives, traders in securities that elect to mark to market, United States Holders whose functional currency is not the U.S. dollar, or holders who hold Company Common Stock or Company Preferred Stock through pass-through entities for United States federal income tax purposes, as part of a hedge, straddle or conversion transaction, holders deemed to sell Company Common Stock or Company Preferred Stock under the constructive sale provisions of the Code, holders who exercise appraisal rights, or holders who acquired Company Common Stock or Company Preferred Stock pursuant to the exercise of employee stock options or otherwise as compensation. Except as specifically noted below, this summary does not address any aspect of state, local or foreign taxation, and does not address any United States federal taxation other than income taxation.

For purposes of this information statement, a “United States Holder” means a beneficial owner of Company Common Stock or Company Preferred Stock that is a citizen or individual resident of the United States, a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in the United States or any state thereof (including the District of Columbia), an estate (the income of which is subject to United States federal income tax regardless of its source), or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person. If a partnership (including any entity treated as a partnership for United States federal income tax purposes) is a holder of Company Common Stock or Company Preferred Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors as to the particular United States federal income tax consequences to them. The term “Non-United States Holder” refers to any beneficial owner of Company Common Stock or Company Preferred Stock other than a partnership or other entity treated as a partnership for United States federal income tax purposes that is not a United States Holder.

The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of Company Common Stock or Company Preferred Stock should consult such holder’s own tax advisor to determine the applicability of the rules discussed below to such shareholder and the particular tax effects of the Merger, including the application and effect of state, local, foreign and other tax laws.

United States Holders. The receipt of cash by a United States Holder for shares of Company Common Stock or Company Preferred Stock pursuant to the Merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local, foreign and other income tax laws). In general, for United States federal income tax purposes, a United States Holder who receives the Merger Consideration will recognize gain or loss equal to the difference between the holder’s adjusted tax basis in the Company Common Stock or Company Preferred Stock converted to cash in the Merger and the amount of cash received therefor. Gain or loss will be calculated separately for each block of Company Common Stock and Company Preferred Stock converted in the Merger (generally shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the Company Common Stock or Company Preferred Stock has been held for more than one year as of the Effective Time. The deductibility of capital losses is limited. A United States Holder who receives cash pursuant to the proper exercise of appraisal rights should consult such holder’s own tax advisor regarding the tax implications of the Merger.

Cash consideration received by a United States Holder in the Merger may be subject to backup withholding. Backup withholding generally will apply only if the United States Holder fails to furnish a correct social security number or other taxpayer identification number, or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Each United States Holder should complete and sign the Form W-9 that will be part of the letter of transmittal to be returned to the paying agent (or other agent) in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is otherwise proved in a manner satisfactory to the paying agent (or other agent). Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the Internal Revenue Service (“IRS”).

Non-United States Holders. A Non-United States Holder that receives cash for shares of Company Common Stock or Company Preferred Stock pursuant to the Merger (or pursuant to the proper exercise of appraisal rights) generally will not be subject to United States federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, in the case of certain tax treaties, is attributable to a permanent establishment or fixed base with the United States) or (iii) such holder’s shares constitute a “U.S. real property interest” under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to a 30% tax on the gross amount of your capital gains.

If you are a Non-United States Holder and your gain is effectively connected with a U.S. trade or business, then you will be subject to U.S. federal income tax on your gain on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% or such lower rate as may be specified in an applicable income tax treaty, subject to adjustments.

If your shares constitute a “U.S. real property interest” under FIRPTA, you will be required to file a U.S. federal income tax return and will be subject to U.S. federal income tax on your net gain from your shares in the same manner as United States Holders. The Company believes that its shares do not constitute a U.S. real property interest.

Backup withholding and information reporting may apply to the payment of cash received by a Non-United States Holder for Company Common Stock or Company Preferred Stock pursuant to the Merger (or pursuant to the proper exercise of appraisal rights) unless the holder certifies under penalties of perjury to its Non-United States Holder status or otherwise establishes an exemption. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS. To avoid backup withholding, a tendering Non-United States Holder should complete IRS Form W-8BEN or other applicable IRS Form W-8.

Non-United States Holders should consult their tax advisors regarding the application of United States federal income tax laws, including information reporting and backup withholding, to their particular situations.

Regulatory Approvals

Under the Merger Agreement, we and the other parties to the Merger Agreement have agreed to use our best efforts to complete the transactions contemplated by the Merger Agreement as promptly as practicable, including obtaining all necessary governmental approvals.

General. Except for the filing of a certificate of merger in Alabama at or before the effective date of the Merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the Merger Agreement or completion of the Merger. It is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the Merger, various regulatory concessions. The Company can provide no assurance that Buyer or the Company will be able to satisfy or comply with these conditions or be able to cause their respective subsidiaries to satisfy or comply with these conditions, or that compliance or noncompliance will not have adverse consequences for Buyer after completion of the Merger, or that the required regulatory approvals will be obtained within the time frame contemplated by Buyer and the Company and referred to in this information statement or on terms that will be satisfactory to Buyer and the Company. See “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 29.

Fees and Expenses of the Merger

The Company estimates that the expenses associated with the Merger and related transactions, which consist primarily of SEC filing fees, fees and expenses of attorneys and other related charges, will total approximately $152,730, assuming the transactions are completed. This amount consists of the following estimated fees:

Description	Amount
SEC Filing Fee	$230
Legal Fees and Expenses	$125,000
Printing and Mailing Costs	$12,500
Miscellaneous Fees and Expenses	$15,000
Total	$152,730

Buyer is expected to pay the fees and expenses associated with the Merger and related transactions.

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

The presence of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Proxies relating to shares held by beneficial owners that are voted by brokers on some matters will be treated as shares present for determining the presence of a quorum, but will not be treated as shares entitled to vote at the Special Meeting on those matters as to which authority to vote is withheld from the broker (i.e. broker non-votes).

Vote Required

Each outstanding share of Company Common Stock is entitled to one vote on the approval of the Merger Agreement and related transactions, including the Merger, at the Special Meeting.

In determining the number of votes cast for or against the Merger proposal, abstentions and broker “non-votes” will be deemed to be votes “against” the Merger for purposes of the vote on these matters.

With respect to the Merger proposal, if a quorum is present, the Merger will be approved if a two-thirds majority of the shares of Company Common Stock eligible to vote at the Special Meeting votes in favor of the Merger.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about us. Such information can be found elsewhere in this information statement, in the annexes hereto and in the public filings we make with the SEC, as described in the section entitled, “Where You Can Find More Information,” beginning on page 37.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures may include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Form of Merger

Upon the terms and subject to the conditions of the Merger Agreement and in accordance with Alabama law, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as a wholly owned direct subsidiary of Buyer.

Consummation and Effectiveness of the Merger

The Merger will become effective upon the filing of the certificate of merger with the Secretary of State of Alabama or at such later time as Buyer and the Company agree and as specified in the certificate of merger. The closing of the Merger will occur on the date that is the second business day after the satisfaction or waiver of the conditions to consummation of the Merger set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by the parties.

Consideration to Be Received in the Merger

Upon consummation of the Merger, each share of Company Common Stock and each share of Company Preferred Stock issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, shares held in treasury or shares owned by Buyer, Merger Sub or any other subsidiary of Buyer or the Company, will automatically be cancelled and converted into the right to receive the Common Stock Merger Consideration or the Preferred Stock Merger Consideration, as applicable, upon surrender of each respective share certificate and letter of transmittal.

Appraisal Shares

Any Dissenting Shares will not be converted into the right to receive the Common Stock Merger Consideration, but, instead, holders of such shares will be entitled to payment of the fair value of such shares in accordance with Alabama law. If any such holder of Dissenting Shares fails to perfect or otherwise waives, withdraws or loses the right to appraisal under Alabama law or a court determines that such holder is not entitled to the relief provided by Alabama law, then the right of such holder to be paid the fair value of such holder’s shares under Alabama law will cease and such shares will be deemed to have been converted at the Effective Time into, and will have become, the right to receive the Common Stock Merger Consideration. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except such rights provided in the preceding two sentences. The Company will serve prompt notice to Buyer of any demands for appraisal, attempted withdrawals of such demands and any other instruments served pursuant to Alabama law received by the Company, and Buyer will have the right to participate in and direct all negotiations and proceedings with respect to such demands.

Procedures for Receiving Merger Consideration

As soon as practicable after the Effective Time, the paying agent will mail to each holder of record of a share certificate or share certificates that, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock or Company Preferred Stock subsequently converted into the right to receive the Merger Consideration, a letter of transmittal and instructions for use in effecting the surrender of the share certificates in exchange for the applicable Merger Consideration.

Upon surrender to the paying agent of a share certificate for cancellation, together with a duly completed and executed letter of transmittal and any other required documents, (i) the holder of such share certificate will be entitled to receive, in exchange for such share certificate, a check representing the applicable amount of cash that such holder has the right to receive and (ii) the surrendered share certificate will be cancelled. No interest will be paid or accrued on the cash payable upon surrender of the certificates.

In the event of a transfer of ownership of shares of Company Common Stock or Company Preferred Stock that is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the share certificate representing such shares of Company Common Stock or Company Preferred Stock is presented to the paying agent properly endorsed and otherwise in proper form for transfer and accompanied by all documents reasonably required by the paying agent to evidence and effect such transfer and to evidence that any applicable taxes have been paid.

Buyer, the surviving corporation, any affiliates of the foregoing, or the paying agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to the Merger Agreement to any holder of shares of Company Common Stock, Company Preferred Stock, or Dissenting Shares, such amounts as are required to be deducted and withheld pursuant to any applicable tax laws.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of Buyer, Merger Sub and the Company, including representations and warranties relating to, among other things:

•	organization, good standing and similar company matters; and

•	due authorization, execution, delivery, authority and enforceability of the Merger Agreement.

In addition, the Merger Agreement contains customary representations and warranties of the Company relating to capitalization.

Shareholders Meeting

As soon as reasonably practicable following the confirmation by the SEC that it has no further comments on this information statement, the Company must, in accordance with Alabama law, take all actions necessary to set a record date for, duly call, give notice of, convene and hold a meeting of the holders of the Company Common Stock for the purpose of approving the Merger Agreement.

Other Covenants and Agreements

In addition, the Company will, in consultation with, and with the assistance of, Buyer, prepare and file with the SEC this information statement and the related Schedule 13E-3; and, promptly after receiving clearance from the SEC, mail this information statement to its shareholders.

Conditions to Consummation of the Merger

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver on or prior to the date of closing of the following conditions:

•	the Merger Agreement having been approved by Company shareholders holding at least a two-thirds majority of the outstanding shares of Company Common Stock; and

•	the absence of any applicable law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

The obligations of Buyer and Merger Sub to effect the Merger are also subject to satisfaction or waiver on or prior to the closing of the Merger of the following additional conditions:

•	all representations and warranties of the Company having been true and correct;

•	the Company having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	the Company having delivered to Buyer a certificate, signed on behalf of the Company, to the effect that each of the conditions specified above has been satisfied.

The obligations of the Company to effect the Merger are also subject to satisfaction or waiver on or prior to the closing of the Merger of, among other things, the following additional conditions:

•	the representations and warranties of Buyer and Merger Sub having been true and correct;

•	Buyer and Merger Sub having performed or complied in all material respects with all covenants, obligations and conditions required by it under the Merger Agreement at or prior to the consummation of the Merger; and

•	Buyer having delivered to the Company a certificate, signed on behalf of Buyer and Merger Sub, to the effect that each of the conditions specified above has been satisfied.

Amendment and Waiver

Subject to applicable law, the Merger Agreement may be amended by the parties by execution of a written instrument signed on behalf of each of Buyer, Merger Sub and the Company.

Governing Law

The Merger Agreement will be governed by and construed in accordance with the laws of the state of Alabama, without regard to the conflicts of laws principles of Alabama.

MARKET PRICE OF OUR STOCK AND DIVIDENDS

There is no established trading market for the Company Common Stock or the Company Preferred Stock and no such trading market has existed for many years.

We have never paid dividends on outstanding Company Common Stock and do not expect to pay dividends on the outstanding Company Common Stock in the foreseeable future.

During fiscal years 2012 and 2011, respectively, the Company paid a dividend of $0.07 per share respecting the outstanding shares of Company Preferred Stock.

We are limited in our ability to declare and pay dividends on Company Common Stock by our certificate of incorporation, which provides that the holders of Company Preferred Stock are entitled to cumulative dividends at the rate of $0.07 per share per annum before any dividend may be declared or paid respecting the shares of Company Common Stock. In addition, under the ACL, cash dividends may be paid only out of earned surplus (or retained earnings) of the Company.

TRANSACTIONS IN THE COMPANY COMMON STOCK AND COMPANY PREFERRED STOCK

Prior Public Offerings

The Company has never made an underwritten public offering for shares of Company Common Stock or Company Preferred Stock.

Purchases by the Company

Company Common Stock
	Number of Shares Purchased	Purchase Price per Share
Fiscal Year Ended December 31, 2011
First Quarter	9,908	$2.50
Second Quarter	478	$2.50
Third Quarter	—	—
Fourth Quarter	—	—
Fiscal Year Ended December 31, 2012
First Quarter	327	$2.50
Second Quarter	225	$2.50
Third Quarter	1,480	$2.50
Fourth Quarter	—	—
Fiscal Year Ended December 31, 2013
First Quarter	—	—
Second Quarter	—	—
Third Quarter	382	$2.50
Fourth Quarter	—	—
Fiscal Year Ended December 31, 2014
First Quarter (through February 19, 2014)	—	—

Company Preferred Stock
	Number of Shares Purchased	Purchase Price per Share
Fiscal Year Ended December 31, 2011
First Quarter	613	$0.25
Second Quarter	2,818	$0.25
Third Quarter	—	—
Fourth Quarter	—	—
Fiscal Year Ended December 31, 2012
First Quarter	—	—
Second Quarter	170	$0.25
Third Quarter	—	—
Fourth Quarter	360	$0.25
Fiscal Year Ended December 31, 2013
First Quarter	302	$0.25
Second Quarter	545	$0.25
Third Quarter	4,596	$0.25
Fourth Quarter	73	$0.25
Fiscal Year Ended December 31, 2014
First Quarter (through February 19, 2014)	—	—

Transactions in the Past 60 Days

In the past 60 days, the Company has not purchased any shares of Company Common Stock or Company Preferred Stock.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, BUYER AND MERGER SUB

The directors and executive officers of the Company, Buyer and Merger Sub are the same individuals. Information regarding these individuals follows:

Mr. David J. Noble. Mr. Noble, a citizen of the United States of America, has served as principal executive officer of the Company since 1979, and as chairman of the Board since 1979. Mr. Noble is also the chairman, since 1979, of the board of directors of Buyer and owns approximately 78% of the outstanding common stock of Buyer. In addition to his employment with the Company, Mr. Noble has been employed as executive chairman of the board of directors of American Equity Investment Life Holding Company (“American Equity”), an insurance holding company based in Des Moines, Iowa, since 1995.

Dr. A.J. Strickland, III. Dr. Strickland, a citizen of the United States of America, has served as director, chairman of the audit committee and vice-chairman of the Board since 1977. Dr. Strickland is also a director, since 1979, of Buyer and owns approximately 8% of the outstanding common stock of Buyer. Dr. Strickland has been employed as a professor of Strategic Management at the School of Commerce, University of Alabama, in Tuscaloosa, Alabama since 1980 and as a director of American Equity since 1995.

During the past five years, neither of the above individuals, and none of the Company, Buyer or Merger Sub, was convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, none of Dr. Strickland, the Company, Buyer or Merger Sub was a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining him or it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. In March 2010, Mr. Noble, along with American Equity and its then-CEO, settled allegations that American Equity, its Chairman (Mr. Noble), and its CEO committed proxy disclosure violations in connection with American Equity’s 2006 proxy statement by inadequately disclosing details about American Equity’s acquisition of American Equity Investment Service Company, a financing company that was wholly owned by Mr. Noble, and the financial effects of the transaction on Mr. Noble. American Equity, Mr. Noble, and American Equity’s CEO agreed to settle the proxy charges without admitting or denying the allegations of the SEC’s complaint, which did not involve any allegations of fraud or misstatements in financial reporting. Rather, the claims resolved by the settlement related solely to non-fraud based violations of the proxy statement provisions of the federal securities laws. As a result of the settlement, Mr. Noble agreed to be permanently enjoined from committing violations of certain provisions of the federal securities laws related to proxy statements. Mr. Noble also agreed to pay a civil monetary penalty of $900,000.

APPRAISAL RIGHTS

The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Alabama law and is qualified in its entirety by reference to Article 13 of the ACL which is attached to this information statement as Annex B. Shareholders intending to exercise appraisal rights should carefully review Annex B in its entirety. Failure to follow precisely any of the statutory procedures set forth in Article 13 of the ACL may result in a termination or waiver of these rights.

If you comply with the applicable statutory procedures of Article 13 of the ACL, you may be entitled to “dissenters’ rights,” which we refer to in this information statement as “appraisal rights,” under Article 13 of the ACL. To exercise and perfect appraisal rights, a record holder of shares of Company Common Stock must follow precisely the statutory procedures pursuant to Article 13 of the ACL required to be followed by a shareholder to perfect appraisal rights.

Article 13 of the ACL is reprinted in its entirety as Annex B to this information statement. Set forth below is a summary description of Article 13 of the ACL. The following is intended as a brief summary of the material provisions of statutory procedures pursuant to Article 13 of the ACL required to be followed by a shareholder to perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to the full text of Article 13 of the ACL, which appears in Annex B to this information statement. All references in Article 13 and this summary to “shareholder” are to the record holder of the shares of Company Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. Failure to comply strictly with the procedures set forth in Article 13 of the ACL may result in the loss of appraisal rights.

Under the ACL, holders of shares of Company Common Stock who follow the procedures set forth in Article 13 of the ACL will ultimately be entitled to have their shares appraised by the Circuit Court of St. Clair County, Alabama, and to receive payment in cash of the “fair value” of those shares, together with accrued interest.

Under Article 13 of the ACL, where a merger agreement relating to a proposed merger is submitted to a vote at a shareholders meeting, the Company’s notice to shareholders of the shareholders meeting must state that shareholders are or may be entitled to appraisal rights under Article 13 of the ACL, and must include in each such notice a copy of Article 13 of the ACL. This information statement constitutes such notice to the holders of shares of Company Common Stock and Article 13 of the ACL is attached to this information statement as Annex B. Any shareholder who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Annex B carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the ACL.

A holder of shares of Company Common Stock wishing to exercise appraisal rights must:

•	notify us in writing before the vote is taken at the Special Meeting of such holder’s intent to demand payment for his or her shares of Company Common Stock if the Merger is effectuated; and

•	not vote in favor of the Merger.

If the Merger Agreement is approved by our shareholders, then, within 10 days of the Special Meeting, we will mail a written notice to all holders of Company Common Stock who gave notice of their intent to demand payment. The notice to dissenters will:

•	state where the payment demand must be sent;

•	inform holders of Company Common Stock to what extent transfer of the shares will be restricted after the payment demand is received;

•	supply a form for demanding payment;

•	set a date by which we must receive the payment demand, which may not be fewer than 30 nor more than 60 days after the date on which we send the notice; and

•	be accompanied by a copy of Article 13 of the ACL.

To exercise appraisal rights, a shareholder who sent a notice of intent to demand payment before the Special Meeting must demand payment in accordance with the terms of our notice. In addition, a dissenting shareholder must submit his or her share certificates to the Company within 20 days after making a formal payment demand for notation thereon by the Company that the demand has been made. The Company will subsequently return the share certificates to the dissenting shareholder. A shareholder failing to demand payment and/or submit his or her share certificates for notation will not be entitled to payment for his or her shares of Company Common Stock under Article 13 of the ACL.

All notices, demands and other communications directed to us in connection with the appraisal process should be sent to:

Twenty Services, Inc.

20 Cropwell Drive, Suite 100

Pell City, Alabama 35128

Attention: Shirley B. Whitaker, Vice President and Corporate Secretary

As soon as the Merger is completed, or upon receipt of a proper payment demand by a shareholder who has duly complied with the requirements of Article 13, we are required to offer to pay such shareholder the amount we estimate to be the fair value of the dissenting shares, plus interest accrued to the date of payment (the “First Dissent Payment”). Such payment will be accompanied by:

•	our balance sheet as of the fiscal year ended December 31, 2012, an income statement and a statement of cash flows for that year and the latest available interim financial statements;

•	an explanation of how we estimated the fair value of the shares;

•	an explanation of how the interest was calculated;

•	a statement of the dissenter’s right to demand payment under the ACL; and

•	a copy of Article 13 of the ACL.

A dissenter who agrees to accept our First Dissent Payment offer must surrender to us the share certificates representing his or her shares of Company Common Stock in accordance with the terms of the dissenter’s notice. Upon receiving payment, a dissenting shareholder will cease to have any further interest in the shares.

A dissenter may demand payment (the “Second Demand”) of an amount in excess of the First Dissent Payment, if:

•	the dissenter believes that the amount of the First Dissent Payment is less than the fair value of the dissenting shares, or that the interest due is incorrectly calculated;

•	we fail to make an offer of the First Dissent Payment within 60 days after the date set for demanding payment; or

•	we fail to complete the Merger, and we do not return deposited stock certificates to the dissenting shareholder within 60 days after the date set for demanding payment.

A dissenting shareholder will waive the right to make a Second Demand, and will be deemed to have withdrawn the dissent and demand for payment, unless such dissenter makes the Second Demand in writing within 30 days after we make an offer for the First Dissent Payment.

If a Second Demand for payment remains unsettled, then the Company must initiate a proceeding with the Circuit Court of St. Clair County, Alabama to petition the court to determine the fair value of the shares and accrued interest. If we do not commence such a proceeding within 60 days after the date of the dissenting shareholder’s Second Demand, then we will be required to pay to each dissenting shareholder whose demand remains unsettled the amount of his or her Second Demand(s).

The Company must make parties to the proceeding all dissenters whose demands remain unsettled. Each dissenting shareholder made a party to the proceeding by the court will be entitled to a judgment for the amount the court determines to be the fair value of his or her shares, plus interest. Upon payment of the judgment, the dissenting shareholder must surrender his or her share certificates to the Company and will cease to have any further interest in the shares. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Circuit Court of St. Clair County, Alabama and shareholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, we do not anticipate offering more than the Merger Consideration as a First Dissent Payment to any shareholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Article 13, the “fair value” of a share of Company Common Stock is less than the Merger Consideration.

The court will generally assess the costs of a proceeding, including the compensation and expenses of any appointed appraisers, against the Company unless the court finds that the dissenting shareholder acted arbitrarily, vexatiously or not in good faith in making the Second Demand. In addition, the court may assess the fees and expenses of counsel and experts (i) against the Company if it finds that the Company did not substantially comply with Article 13 or (ii) against either the Company or the dissenters if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the ACL.

In view of the complexity of Article 13 of the ACL, the Company shareholders who may wish to dissent to the Merger and pursue appraisal rights should consult their legal and financial advisors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 31, 2013, with respect to shares of Company Common Stock and Company Preferred Stock beneficially owned by each of the Company’s directors and the named executive officers, all directors and executive officers as a group. As of the date of this information statement, the only person who owns of record and directly more than 5% of the Company’s outstanding shares is Twenty Services Holding, Inc., a Delaware corporation, whose principal business address is 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128. As of such date, Twenty Services Holding, Inc. and an affiliate own 725,267 shares of Company Common Stock representing 67% of the Company Common Stock. None of the Company’s directors or named executive officers owns shares of Company Preferred Stock. Except as otherwise required by Alabama law and except for certain rights accorded by the Company’s certificate of incorporation in the event that dividends respecting the Company Preferred Stock are not paid, the holders of the Company Preferred Stock are not entitled to vote respecting matters coming before any meeting of the Company shareholders. Except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and investment power with respect to shares owned by such shareholder. In the case of the Company’s directors and executive officers, the information below has been provided by such persons at the Company’s request.

Title of Class		Number of Outstanding Shares Owned		Percentage of Outstanding Shares
Common Stock	David J. Noble	564,838 Indirect	(1)	52.26%
Common Stock	A.J. Strickland, III	60,197 Indirect	(1)	5.57%
Common Stock	All directors and executive officers as a group (2 persons)	625,035 Indirect	(1)	57.83%

(1)	Reflects each person’s interest in the shares of Company Common Stock owned by Twenty Services Holding, Inc. based upon such person’s ownership of the outstanding shares of common stock of Twenty Services Holding, Inc. as of December 31, 2013, excluding 6,000 shares of common stock of Twenty Services Holding, Inc. held by the Company. Twenty Services Holding, Inc. owns 725,267 shares or approximately 67% of the outstanding shares of Company Common Stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, and other documents with the SEC. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, respectively, are attached hereto as Annexes C, D, E, and F, respectively. These reports contain additional information about the Company. Shareholders may read and copy any reports, statements or other information filed by the Company at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. The Company’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Shareholders can also obtain free copies of our SEC filings by calling us at (205) 884-7932.

The Company may “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.

The Company incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this information statement and before the Effective Time. The Company also incorporates by reference in this information statement the Current Report on Form 8-K filed by it with the SEC on December 2, 2013.

The Company undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at Twenty Services, Inc., 20 Cropwell Drive, Suite 100, Pell City, Alabama 35128, Attention: Shirley B. Whitaker, Vice President and Corporate Secretary Telephone: (205) 884-7932.

Buyer and Merger Sub have supplied, and the Company has not independently verified, the information in this information statement relating to Buyer and Merger Sub.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements and annual reports. This means that only one copy of our information statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document. Please direct your inquiry or request by mail or telephone to us at the above address and telephone number. If you want to receive separate copies of the information statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

Shareholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated February 19, 2014. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this information statement.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

TWENTY SERVICES, INC.,

TWENTY SERVICES HOLDING, INC.

and

PELL CITY CORPORATION

November 25, 2013

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of November 25, 2013 (this “Agreement”), by and among Twenty Services, Inc., an Alabama corporation (the “Company”), Twenty Services Holding, Inc., a Delaware corporation (“Parent”) and Pell City Corporation, an Alabama corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

WHEREAS, the respective boards of directors of Parent, Merger Sub and the Company have approved a business combination transaction upon the terms and subject to the conditions of this Agreement whereby Merger Sub will merge (such merger, the “Merger”) with and into the Company in accordance with Title 10A of the Code of Alabama 1975 (together with the regulations promulgated thereunder, the “Alabama Business Corporation Law”), and, upon the effectiveness of the Merger, the Company will survive the merger as a wholly owned subsidiary of Parent, each outstanding share of Common Stock of the Company (other than shares held by Parent) will be converted into the right to receive $3.75 in cash and each outstanding share of Preferred Stock of the Company (other than shares held by Parent) will be converted into the right to receive $1.05 in cash, in each case in accordance with the terms of this Agreement;

WHEREAS, the sole shareholder of Merger Sub has approved this Agreement and the transactions contemplated hereby, and an action by written consent of the sole shareholder sufficient to adopt this Agreement and consummate the transactions contemplated hereby in accordance with the provisions of the Alabama Business Corporation Law (the “Shareholder Consent”) will be delivered to the Company simultaneously with the execution of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. As used herein, the following terms shall have the following meanings:

“Aggregate Merger Consideration” has the meaning ascribed to such term in Section 2.6 of this Agreement.

“Agreement” means this Agreement and Plan of Merger and the schedules and exhibits hereto, as amended, modified or supplemented form time to time.

“Alabama Business Corporation Law” has the meaning ascribed to such term in the recitals.

“Articles of Merger” has the meaning ascribed to such term in Section 2.2 of this Agreement.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by law to close in New York, NY.

“Capital Stock” means all of the issued and outstanding Common Stock and all of the issued and outstanding Preferred Stock.

“Closing” has the meaning ascribed to such term in Section 2.3 of this Agreement.

“Closing Date” has the meaning ascribed to such term in Section 2.3 of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock of the Company, $0.10 par value per share.

“Common Stock Merger Consideration” has the meaning ascribed to such term in Section 2.7(a).

“Company” has the meaning ascribed to such term in the preamble of this Agreement.

“Company Certificate” has the meaning ascribed to such term in Section 2.8(c).

“Company Requisite Vote” means the approval of this Agreement by the holders of at least two-thirds of the outstanding shares of Common Stock on the record date for the Shareholders Meeting pursuant to the Alabama Business Corporation Law.

“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, supply agreement, license agreement, development agreement or other contract, agreement, obligation, commitment or instrument that is legally binding, including all amendments thereto.

“DGCL” means the Delaware General Corporation Law.

“Dissenting Shares” has the meaning ascribed to the term in Section 2.7(e).

“Effective Time” has the meaning ascribed to such term in Section 2.2.

“Effective Time Holders” means, as of the Effective Time, the holders of Capital Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Governmental Authority” means any United States federal, state or local or any non-United States governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Information Statement” has the meaning ascribed to such term in Section 5.1.

“Law” means any United States federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, or other enforceable requirement of a Governmental Authority.

“Merger” has the meaning ascribed to such term in the recitals of this Agreement.

“Merger Sub” has the meaning ascribed to such term in the preamble of this Agreement.

“Merger Sub Bylaws” has the meaning ascribed to such term in Section 2.4.

“Merger Sub Certificate of Incorporation” has the meaning ascribed to such term in Section 2.4.

“Parent” has the meaning ascribed to such term in the preamble of this Agreement.

“Paying Agent” has the meaning ascribed to such term in Section 2.8(a).

“Person” means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, a group, a Governmental Authority or any other type of entity.

“Preferred Stock” means (i) the Twenty Services, Inc. 7% Cumulative Series A-1980 Preferred Stock, (ii) the Twenty Services, Inc. 7% Cumulative Series A-1981 Preferred Stock, (iii) the Twenty Services, Inc. 7% Cumulative Series A-1982 Preferred Stock and (iv) the Twenty Services, Inc. 7% Cumulative Series A-1985 Preferred Stock, each $0.10 par value per share.

“Preferred Stock Merger Consideration” has the meanings ascribed to such term in Section 2.7(b).

“Schedule 13E-3” has the meaning ascribed to such term in Section 5.1.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Shareholder Consent” has the meaning ascribed to such term in the recitals of this Agreement.

“Shareholders Meeting” has the meaning ascribed to it in Section 5.2.

“Surviving Corporation” has the meaning ascribed to such term in Section 2.1 of this Agreement.

“Tax” or “Taxes” means (i) all income, profits, capital gains, payroll, unemployment, value added, customs duties, premium, compensation, franchise, gross receipts, capital, net worth, sales, use, withholding, social security, disability, real property, personal property (tangible and intangible), stamp, transfer (including real property transfer or gains), excise, duties, levies, imposts, estimated, ad valorem, any amount owed in respect of any Law relating to unclaimed property or escheat and any other taxes of any kind (including any and all fines, penalties, interest and additions attributable to or otherwise imposed on or with respect to any such taxes and interest thereon) imposed by or on behalf of any governmental or regulatory authority and (ii) any liability for or in respect of any amounts described in clause (i) as a transferee or successor, by Contract, or as a result of having filed any Tax Return on a combined, consolidated, unitary, affiliated or similar basis with any other Person.

“Tax Authority” means the Internal Revenue Service and any other national, regional, state, municipal, non-U.S. or other governmental or regulatory authority or administrative body responsible for the administration of any Taxes.

“Tax Return” means all federal, state, local and non-U.S. tax returns, declarations, statements, reports, schedules, forms and information returns or other documents and any amendments thereto filed or required to be filed with a Tax Authority.

“Tax Law” means any applicable Law related to Taxes.

ARTICLE II

THE MERGER

Section 2.1 The Merger. Subject to the terms and conditions of this Agreement and in accordance with the applicable provisions of the Alabama Business Corporation Law, at the Effective Time, the Company and Merger Sub shall consummate the Merger pursuant to which (i) Merger Sub shall merge with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (ii) the Company shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Alabama, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.

Section 2.2 Effective Time. Parent, Merger Sub and the Company shall cause articles of merger (the “Articles of Merger”) to be filed on the Closing Date (or on such other date as Parent and the Company may agree in writing) with the Secretary of State of the State of Alabama as provided in the Alabama Business Corporation Law, and shall make all other filings or recordings required by the Alabama Business Corporation

Law in connection with the Merger. The Merger shall become effective at the time at which the Articles of Merger is duly filed with the Secretary of State of the State of Alabama or at such later time as is specified in the Articles of Merger, and such time is hereinafter referred to as the “Effective Time”.

Section 2.3 Closing. Subject to the provisions of Article VI, the closing of the Merger (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, IL 60606, at 10:00 a.m. local time, on the second Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other time or date as the parties may mutually agree in writing. All deliveries to be made or other actions to be taken at the Closing shall be deemed to occur simultaneously, and no such delivery or action shall be deemed complete until all such deliveries and actions have been completed or the relevant parties have agreed to waive such delivery or action. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

Section 2.4 Certificate of Incorporation and Bylaws. At the Effective Time, the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time (the “Merger Sub Certificate of Incorporation”) shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended in accordance with the Alabama Business Corporation Law and as provided in such Merger Sub Certificate of Incorporation. At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time (the “Merger Sub Bylaws”) shall be the bylaws of the Surviving Corporation until thereafter duly amended in accordance with the Alabama Business Corporation Law and such Merger Sub Bylaws.

Section 2.5 Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

Section 2.6 Consideration for the Merger. At the Closing, Parent shall pay an amount in cash equal to $1,783,878 (the “Aggregate Merger Consideration”), payable to the Effective Time Holders in consideration for the acquisition of all of the outstanding Capital Stock pursuant to the Merger, in accordance with Section 2.7.

Section 2.7 Effect on Capital Stock.

(a) Conversion of Common Stock. Except as provided in Section 2.7(d) and Section 2.7(e) and for any shares of Common Stock held by Parent, each share of Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and shall automatically be converted into only the right to receive $3.75 in cash without any interest thereon (the “Common Stock Merger Consideration”).

(b) Conversion of Preferred Stock. Except as provided in Section 2.7(d) and for any shares of Preferred Stock held by Parent, each share of Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and shall automatically be converted into only the right to receive $1.05 in cash without any interest thereon, plus any dividends that are accrued and unpaid on such shares of Preferred Stock pursuant to the Certificate of Incorporation of the Company (the “Preferred Stock Merger Consideration”).

(c) Capital Stock of Merger Sub. As of the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto or any holder thereof, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be cancelled and shall automatically be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares of common stock shall evidence ownership of such shares of common stock of the Surviving Corporation.

(d) Cancellation of Certain Capital Stock. Notwithstanding anything herein to the contrary, at the Effective Time, all of the shares of Capital Stock that are (i) owned by the Company as treasury stock immediately prior to the Effective Time or (ii) owned by Parent immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.

(e) Dissenting Shares. Notwithstanding any other provision in this Agreement, shares of Common Stock that are issued and outstanding as of the Effective Time and that are held by a shareholder who has not voted such shares of Common Stock in favor of the Merger and who is entitled to demand and properly demands the fair value of such shares of Common Stock pursuant to, and who complies in all respects with (and has otherwise taken all of the steps required by) Article 13 of the Alabama Business Corporation Law to properly exercise and perfect such shareholder’s rights of dissent and appraisal (the “Dissenting Shares”), will not be converted as described in Section 2.7(a), but at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall be cancelled and shall cease to exist and shall represent the right to receive only those rights and remedies set forth in Article 13 of the Alabama Business Corporation Law; provided, however, that in the event that a shareholder of the Company fails to perfect, withdraws or otherwise loses any such right or remedy granted by the Alabama Business Corporation Law, the shares of Common Stock held by such shareholder shall be converted into and represent only the right to receive the Merger Consideration specified in Section 2.7(a) of this Agreement. The Company shall give Parent (i) prompt notice of any written notices to exercise dissenter’s rights in respect of any shares of Common Stock, attempted withdrawals of such notices, and any other instruments served pursuant to applicable law that are received by the Company with respect to shareholders’ rights of dissent and appraisal and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands for payment of fair value under the Alabama Business Corporation Law.

Section 2.8 Surrender of Certificates and Payment.

(a) Paying Agent. The Company shall act as paying agent (the “Paying Agent”) in the Merger.

(b) Parent to Provide Cash. On the Closing Date, Parent shall deliver to the Paying Agent for exchange and payment in accordance with this Article II through such reasonable procedures as Parent may adopt, an aggregate amount of cash equal to the Aggregate Merger Consideration.

(c) Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates representing Capital Stock (each such certificate, a “Company Certificate”) whose Capital Stock was converted into the right to receive the Common Stock Merger Consideration or the Preferred Stock Merger Consideration, as applicable, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon receipt of the Company Certificates by the Surviving Corporation, and shall be in such form and have such other provisions as Parent may reasonably specify) and instructions to the letter of transmittal for use in effecting the surrender of the Company Certificates in exchange for the Common Stock Merger Consideration or Preferred Stock Merger Consideration, as applicable. Only upon surrender of all Company Certificates held by an Effective Time Holder for cancellation to the Surviving Corporation or to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, shall the Company Certificates so surrendered forthwith be cancelled and, subject to Section 2.13, shall the holder of such Company Certificates be entitled to receive in exchange therefor payment of cash, without interest, in an amount equal to such Holder’s portion of the Common Stock Merger Consideration and/or the Preferred Stock Merger Consideration, as applicable, in accordance with Section 2.7(a) and Section 2.7(b). Until so surrendered, each outstanding Company Certificate that, prior to the Effective Time, represented Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the Common Stock Merger Consideration or the Preferred Stock Merger Consideration, as applicable, in accordance with Section 2.7(a) and Section 2.7(b).

(d) Transfers of Ownership. If any Common Stock Merger Consideration or Preferred Stock Merger Consideration is to be distributed to a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Company Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid and provided evidence of such payment to Parent or any agent designated by it of any transfer or other Taxes required by reason of payment in cash to any name other than that of the registered holder of the Company Certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(e) No Liability. Notwithstanding anything to the contrary in this Section 2.8, neither Parent nor any other party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Laws.

(f) Return of Merger Consideration. Any portion of the Aggregate Merger Consideration that remains undistributed to the holders of Company Certificates on the date that is six (6) months after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any holders of Company Certificates that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered such shares of Capital Stock for exchange pursuant to the provisions of this Article II shall (subject to any applicable abandoned property, escheat or similar Law) thereafter look for payment of the portion of the Aggregate Merger Consideration payable in respect of the shares of Capital Stock to the Surviving Corporation, as general creditors thereof, for any claim to the applicable portion of the Aggregate Merger Consideration to which such holders may be entitled pursuant to the provisions of this Article II. Any portion of the Aggregate Merger Consideration remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the extent permitted by Law, become property of the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto.

Section 2.9 No Further Ownership Rights in Capital Stock. From and after the Effective Time, the holders of Company Certificates evidencing ownership of shares of Common Stock and Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided for herein or by applicable Laws. If, after the Effective Time, Company Certificates are presented to the Surviving Corporation for any reason, subject to applicable law in the case of Dissenting Shares, such Company Certificates shall be cancelled and exchanged for the consideration provided for, and in accordance with the procedures set forth in, this Article II.

Section 2.10 Lost, Stolen or Destroyed Certificates. In the event that any Company Certificates shall have been lost, stolen or destroyed, Parent shall cause to be paid in exchange for such lost, stolen or destroyed Company Certificates, upon the making of an affidavit of that fact by the holder thereof in the form of Exhibit A hereto, or such other form as may be reasonably acceptable to Parent, such payment of the Common Stock Merger Consideration or Preferred Stock Merger Consideration as may be required pursuant to this Article II; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Company Certificates to deliver a bond in such sum as Parent may reasonably direct as indemnity against any claim that may be made against Parent with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

Section 2.11 Taking of Necessary Action; Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

Section 2.13 Tax Withholding. Each of the Parent, the Surviving Corporation or the Paying Agent, as the case may be, shall be entitled to deduct and withhold from the Aggregate Merger Consideration payable hereunder, the amounts required to be deducted and withheld under the Code, or any provision of any U.S. federal, state, local or non-U.S. Tax law. Any amounts so withheld shall be paid over to the appropriate Governmental Authority. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to such holder in respect of whom such deduction and withholding was made.

Section 2.15 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) imposed on any Effective Time Holder or other Person entitled to receive any portion of the Aggregate Merger Consideration pursuant to the terms of this Agreement shall be borne and paid by such Effective Time Holder or Person.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub as follows:

Section 3.1 Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama.

Section 3.2 Capacity. The Company has all corporate right, power and legal capacity to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote, to perform its obligations hereunder.

Section 3.3 Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transaction contemplated hereby (other than obtaining the Company Requisite Vote and the filing with the Secretary of State of the State of Alabama of the Articles of Merger as required by the Alabama Business Corporation Law). This Agreement has been duly and validly executed and delivered by the Company and, assuming the valid execution and delivery of the Agreement by Parent and Merger Sub, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.

Section 3.4 Capitalization of the Company. As of the date hereof (prior to giving effect to the transactions contemplated hereby), the authorized capital stock of the Company consists of 2,500,000 shares of Common Stock and 2,500,000 shares of Preferred Stock. At the close of business on September 30, 2013: (i) 1,080,945 shares of Common Stock were issued and outstanding, (ii) 428,653 shares of Preferred Stock were issued and outstanding and (iii) 202,123 shares of Common Stock and 76,457 shares of Preferred Stock were held in treasury. No subscription, option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any equity securities or to grant any right to acquire such equity securities. The Company does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof, except Preferred Stock dividends. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. All outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 4.1 Corporate Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama.

Section 4.2 Capacity. Each of Parent and Merger Sub has all corporate right, power and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder.

Section 4.3 Authority; Enforceability. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the valid execution and delivery of the Agreement by the Company, constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws, now or hereafter in effect, affecting enforcement of creditors’ rights and remedies generally, and general principles of equity affecting the availability of specific performance or other equitable remedies.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1 Information Statement and Schedule 13E-3. As soon as reasonably practical following the date of this Agreement (and in any event within fifteen (15) Business Days after the date hereof), the Company shall, with the assistance of Parent, prepare and file an information statement and Schedule 13E-3 to be sent to shareholders of the Company in connection with the Shareholder’s Meeting (such information statement, as amended or supplemented, the “Information Statement” and such Schedule 13E-3, as amended or supplemented, the “Schedule 13E-3”) with the SEC. Parent and the Company will cooperate with each other in the preparation of the Information Statement and Schedule 13E-3. Without limiting the generality of the foregoing, Parent will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Information Statement and Schedule 13E-3. The Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Information Statement and Schedule 13E-3 as promptly as reasonably practicable after receipt thereof and to have the Information Statement and Schedule 13E-3 cleared by the staff of the SEC as promptly as reasonably practicable after such filing. Each of the Company and Parent agrees to correct information provided by it for use in the Information Statement or Schedule 13E-3 which shall have become false or misleading.

Section 5.2 Shareholders Meeting. The Company, acting through its Board of Directors, shall, as soon as reasonably practicable following confirmation by the SEC that it has no further comments on the Information Statement, take all action necessary to set a record date for, duly call, give notice of, convene and hold a meeting of its shareholders for the purpose of approving this Agreement (the “Shareholders Meeting”).

ARTICLE VI

CLOSING CONDITIONS

Section 6.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) Shareholder Approval. This Agreement shall have been duly approved by holders of Common Stock constituting the Company Requisite Vote in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company.

(b) Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger.

Section 6.2 Conditions to the Obligation of the Company. (i) The representations and warranties of each of Parent and Merger Sub contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date), (ii) each of Parent and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing and (iii) the Company shall have received at the Closing an officer’s certificate signed on behalf of Parent and Merger Sub to the effect that the conditions set forth in this Section 6.2 have been satisfied.

Section 6.3 Conditions to the Obligations of Parent and Merger Sub. (i) The representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date (except that those representations and warranties which address matters only as of a particular date shall have been true and correct only as of such date), (ii) the Company shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Closing and (iii) Parent shall have received at the Closing an officer’s certificate signed on behalf of the Company to the effect that the conditions set forth in this Section 6.3 have been satisfied.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Non-Survival. None of the representations or warranties in this Agreement or any other covenant or agreement set forth herein shall survive the Closing, except for those certain covenants and agreements that specifically call for action after the Effective Time, which shall survive indefinitely unless otherwise specifically provided herein.

Section 7.2 Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, shall be governed by, and shall be construed and interpreted in accordance with the laws of the State of Alabama, without regard to the conflict of laws rules thereof or that would result in the application of the laws of any other jurisdiction, and the parties hereto agree to submit any dispute arising out of this Agreement to the courts of the State of Alabama.

Section 7.3 Jury Trial Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 7.4 Binding Effect. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

Section 7.5 No Assignment. This Agreement shall not be assigned by any party hereto without the express prior written consent of the other parties hereto.

Section 7.6 Counterparts. This Agreement may be signed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that all parties need not sign the same counterpart.

Section 7.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 7.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and agreements, both written and oral, among the parties with respect to the subject matter hereof.

Section 7.9 No Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and is not intended to confer any rights upon any third parties.

Section 7.10 Amendments. Subject to applicable Law, the parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company.

Section 7.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

TWENTY SERVICES, INC.

By:
/s/ David J. Noble
Name: David J. Noble
Title: Chairman of the Board of Directors

TWENTY SERVICES HOLDING, INC.

By:
/s/ David J. Noble
Name: David J. Noble
Title: Chairman of the Board of Directors

PELL CITY CORPORATION

By:
/s/ David J. Noble
Name: David J. Noble
Title: President

Exhibit A

Form of Lost Stock Affidavit

ANNEX B

Alabama Business Corporation Law

Article 13 Dissenters’ Rights.

•	Division A Right to Dissent and Obtain Payment for Shares.

•	Section 10A-2-13.01 Definitions.

•	Section 10A-2-13.02 Right to dissent.

•	Section 10A-2-13.03 Dissent by nominees and beneficial owners.

•	Division B Procedure for Exercise of Dissenters’ Rights.

•	Section 10A-2-13.20 Notice of dissenters’ rights.

•	Section 10A-2-13.21 Notice of intent to demand payment.

•	Section 10A-2-13.22 Dissenters’ notice.

•	Section 10A-2-13.23 Duty to demand payment.

•	Section 10A-2-13.24 Share restriction.

•	Section 10A-2-13.25 Offer of payment.

•	Section 10A-2-13.26 Failure to take corporate action.

•	Section 10A-2-13.27 Reserved.

•	Section 10A-2-13.28 Procedure if shareholder dissatisfied with offer to payment.

•	Division C Judicial Appraisal of Shares.

•	Section 10A-2-13.30 Court action.

•	Section 10A-2-13.31 Court costs and counsel fees.

•	Section 10A-2-13.32 Status of shares after payment.

Section 10A-2-13.01

Definitions.

(1) “Corporate action” means the filing of articles of merger or share exchange by the judge of probate or Secretary of State, or other action giving legal effect to a transaction that is the subject of dissenters’ rights.

(2) “Corporation” means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under Section 10A-2-13.02 and who exercises that right when and in the manner required by Sections 10A-2-13.20 through 10A-2-13.28.

(4) “Fair Value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all circumstances.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(7) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(8) “Shareholder” means the record shareholder or the beneficial shareholder.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.01; amended and renumbered by Act 2009-513, p. 967, §139.)

Section 10A-2-13.02

Right to dissent.

(a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 10A-2-11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 10A-2-11.04;

(2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(3) Consummation of a sale or exchange by all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(4) To the extent that the articles of incorporation of the corporation so provide, an amendment of the articles of incorporation that materially and adversely affects rights in respect to a dissenter’s shares because it:

(i) Alters or abolishes a preferential right of the shares;

(ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 10A-2-6.04; or

(5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for shares under this chapter may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.02; amended and renumbered by Act 2009-513, p. 967, §139.)

Section 10A-2-13.03

Dissent by nominees and beneficial owners.

(a) A record shareholder may assert dissenters’ rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters’ rights as to shares held on his or her behalf only if:

(1) He or she submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(2) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.03; amended and renumbered by Act 2009-513, p. 967, §139.)

Section 10A-2-13.20

Notice of dissenters’ rights.

(a) If proposed corporate action creating dissenters’ rights under Section 10A-2-13.02 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters’ rights under Section 10A-2-13.02 is taken without a vote of shareholders, the corporation shall (1) notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken; and (2) send them the dissenters’ notice described in Section 10A-2-13.22.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.20; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.21

Notice of intent to demand payment.

(a) If proposed corporate action creating dissenters’ rights under Section 10A-2-13.02 is submitted to a vote at a shareholder’s meeting, a shareholder who wishes to assert dissenters’ rights (1) must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment or his or her shares if the proposed action is effectuated; and (2) must not vote his or her shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his or her shares under this article.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.21; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.22

Dissenters’ notice.

(a) If proposed corporate action creating dissenters’ rights under Section 10A-2-13.02 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of Section 10A-2-13.21.

(b) The dissenters’ notice must be sent no later than 10 days after the corporate action was taken, and must:

(1) State where the payment demand must be sent;

(2) Inform holders of shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3) Supply a form for demanding payment;

(4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is delivered; and

(5) Be accompanied by a copy of this article.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.22; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.23

Duty to demand payment.

(a) A shareholder sent a dissenters’ notice described in Section 10A-2-13.22 must demand payment in accordance with the terms of the dissenters’ notice.

(b) The shareholder who demands payment retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment by the date set in the dissenters’ notice is not entitled to payment for his or her shares under this article.

(d) A shareholder who demands payment under subsection (a) may not thereafter withdraw that demand and accept the terms offered under the proposed corporate action unless the corporation shall consent thereto.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.23; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.24

Share restriction.

(a) Within 20 days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for (1) notation thereon by the corporation that the demand has been made and (2) return to the shareholder by the corporation.

(b) The failure to submit his or her shares for notation shall, at the option of the corporation, terminate the shareholders’ rights under this article unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

(c) If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of the shares.

(d) A transferee of the shares shall acquire by the transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.24; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.25

Offer of payment.

(a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Section 10A-2-13.23 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(b) The offer of payment must be accompanied by:

(1) The corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, and the latest available interim financial statements, if any;

(2) A statement of the corporation’s estimate of the fair value of the shares;

(3) An explanation of how the interest was calculated;

(4) A statement of the dissenter’s right to demand payment under Section 10A-2-13.28; and

(5) A copy of this article.

(c) Each dissenter who agrees to accept the corporation’s offer of payment in full satisfaction of his or her demand must surrender to the corporation the certificate or certificates representing his or her shares in accordance with terms of the dissenters’ notice. Upon receiving the certificate or certificates, the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a dissenting shareholder ceases to have any interest in the shares.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.25; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.26

Failure to take corporate action.

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment, the corporation shall release the transfer restrictions imposed on shares.

(b) If, after releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under Section 10A-2-13.22 and repeat the payment demand procedure.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.26; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.27

Reserved.

Reserved.

Section 10A-2-13.28

Procedure if shareholder dissatisfied with offer to payment.

(a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, or reject the corporation’s offer under Section 10A-2-13.25 and demand payment of the fair value of his or her shares and interest due, if:

(1) The dissenter believes that the amount offered under Section 10A-2-13.25 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

(2) The corporation fails to make an offer under Section 10A-2-13.25 within 60 days after the date set for demanding payment; or

(3) The corporation, having failed to take the proposed action, does not release the transfer restrictions imposed on shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation of his or her demand in writing under subsection (a) within 30 days after the corporation offered payment for his or her shares.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.28; amended and renumbered by Act 2009-513, p. 967, §141.)

Section 10A-2-13.30

Court action.

(a) If a demand for payment under Section 10A-2-13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the circuit court of the county where the corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided under the Alabama Rules of Civil Procedure.

(d) After service is completed, the corporation shall deposit with the clerk of the court an amount sufficient to pay unsettled claims of all dissenters party to the action in an amount per share equal to its prior estimate of fair value, plus accrued interest, under Section 10A-2-13.25.

(e) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(f) Each dissenter made a party to the proceeding is entitled to judgment for the amount the court finds to be the fair value of his or her shares, plus accrued interest. If the court’s determination as to the fair value of a dissenter’s shares, plus accrued interest, is higher than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), the corporation shall pay the excess to the dissenting shareholder. If the court’s determination as to fair value, plus accrued interest, of a dissenter’s shares is less than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), then the clerk shall return the balance of funds deposited, less any costs under Section 10A-2-13.31, to the corporation.

(g) Upon payment of the judgment, and surrender to the corporation of the certificate or certificates representing the appraised shares, a dissenting shareholder ceases to have any interest in the shares.

(Acts 1994, No. 94-245, p. 343, §1; ; §10-2B-13.30; amended and renumbered by Act 2009-513, p. 967, §143.)

Section 10A-2-13.31

Court costs and counsel fees.

(a) The court in an appraisal proceeding commenced under Section 10A-2-13.30 shall determine all costs of the proceeding, including compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 10A-2-13.28.

(b) The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 10A-2-13.20 through 10A-2-13.28; or

(2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.31; amended and renumbered by Act 2009-513, p. 967, §143.)

Section 10A-2-13.32

Status of shares after payment.

Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this chapter provided, may be held and disposed of by the corporation as in the case of other treasury shares, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange may otherwise provide.

(Acts 1994, No. 94-245, p. 343, §1; §10-2B-13.32; amended and renumbered by Act 2009-513, p. 967, §143.)

ANNEX C

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File No. 0-8488

For the fiscal year ended December 31, 2012

TWENTY SERVICES, INC.

(Exact name of registrant as specified in its charter)

ALABAMA	63-0372577
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20 Cropwell Drive - Suite 100 Pell City, Alabama	35128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 884-7932

Securities registered pursuant to Section 12(g) of the Act:

Title of each class:	COMMON STOCK
7% Cumulative Preferred Stock *

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    YES  ☐    NO  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.    YES  ☐    NO  ☒

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve (12) months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past ninety (90) days.    YES  ☒    NO  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).     YES  ☒    NO  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act:    YES  ☐    NO  ☒

As of December 31, 2012, the Registrant had 1,283,068 issued and 1,081,327 outstanding shares of common stock, par value of $0.10 per share, and as of December 31, 2012, the aggregate market value of the voting stock of the Registrant held by non-affiliates of the Registrant, based upon the book value of such shares as of such date, was approximately $4,096,620.

Documents incorporated by reference: NONE

*	Includes 7% Cumulative Series A-1980 Preferred Stock, 7% Cumulative Series A-1981 Preferred Stock, 7% Cumulative Series A-1982 Preferred Stock, and 7% Cumulative Series A-1985 Preferred Stock.

1.	BUSINESS.

(a) General Development of Business. Since its inception in 1955, Twenty Services, Inc. (hereinafter sometimes referred to as the “Registrant” or “Company”), has been engaged principally in the general finance business, including the purchase and sale of real estate. In October 1980, the stockholders of the Registrant authorized the Board of Directors to redeploy the Registrant’s assets and reinvest the proceeds derived from such redeployment in a business other than the general finance business. During 1982 and 1983, the Company and an affiliate of Twenty Services Holding, Inc. (“Holding”), the owner of approximately 56% of the Registrant’s outstanding common stock, acquired an interest in the common stock of The Statesman Group, Inc., an insurance holding company based in Des Moines, Iowa (“Statesman”). The investment in Statesman was sold in 1994. The Registrant invested the proceeds in equities and fixed income securities that offer attractive returns commensurate with the risk assumed. In 1995, the Company acquired an interest in the common stock of American Equity Investment Life Holding Company, an insurance holding company based in Des Moines, Iowa (“American Equity”). As of the date of this Annual Report on Form 10-K the Registrant owns 237,000 shares of common stock of American Equity Investment Life Holding Company.

Depending upon the financial condition of the Registrant, the opportunities available to the Registrant and other matters, the Registrant may acquire majority interests in, and thereafter direct the operations of, other corporations or business entities engaged in one or more active businesses. The Registrant will continue to engage in certain aspects of the general finance business, including extending credit to certain persons and collecting its loan receivables. As of the date of this annual report on Form 10-K, the Registrant does not believe that the composition of its investments and the nature of its business activities render it subject to the Investment Act of 1940, and the Board of Directors of the Registrant intend that any future acquisitions by and/or business activities of the Registrant will be structured in a manner so that the Registrant will not become subject to the Investment Company Act of 1940.

(b) Financial Information Regarding Industry Segments.

The Registrant is not required to supply information respecting industry segments. However, for certain information respecting the general finance and other business activities of the Registrant, see the Financial Statements of Twenty Services, Inc., including the notes thereto, which are included elsewhere herein.

(c) Narrative Description of Business.

General Finance Business. As stated above, the Registrant historically has engaged in the general finance business which has consisted of (i) extending credit to finance various real estate projects, including the purchase of single-family dwellings and commercial real estate, and to finance home improvements (the “Real Estate Loans”), and (ii) extending credit for business and miscellaneous purposes (the “Business and Miscellaneous Loans”).

Loan Portfolio. The following tabulation sets forth the outstanding balances of the Registrant’s loan portfolio as of December 31 of each year indicated below (including, if appropriate, unearned interest), classified according to the types of loans comprising the Registrant’s loan portfolio:

Type of Loans	2012	2011	2010	2009
Real Estate	$—	$—	$—	$—
Business and Miscellaneous	$.00	$00	$28,520	27,673

Total:	$.00	$00	$28,520	$27,673

Of the Registrant’s aggregate loan portfolio as of December 31, 2012 100% was secured.

Interest Income. The following tabulation sets forth certain information respecting the Registrant’s net interest income for each of the years indicated:

	2012	2011	2010
Interest Income	$65,391	$70,935	$66,052
Net Interest Income	$65,391	$70,935	$66,052

The Registrant utilizes the interest (accrual) method in recognizing income attributable to interest charges. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent for 90 days or more and resumed when the loan becomes contractually current.

Other Business Activities. As described above, the Registrant’s stockholders have authorized the Registrant to redeploy the Registrant’s assets by conversion of such assets into cash and the reinvestment of the proceeds thereof in other business entities. The Registrant intends to invest in equities and fixed income securities that offer attractive returns commensurate with the risk assumed. In December 1996, the Company acquired a 19.75% interest in a newly formed insurance holding company, American Equity Investment Life Holding Company. The Chairman of the Des Moines, Iowa based company is also the Chairman of the Board of the Registrant. American Equity acquired a block of individual and group insurance policies in 1995 and 1996. In 1996, 1997, 1998 and 1999 American Equity obtained additional equity financing from other investors which reduced the Company’s interest therein to 1.64%.

Competition. With respect to the general finance business, the Registrant is in direct competition with banks and other finance companies located within and without the State of Alabama. Many of these firms are substantially larger than the Registrant, have more capital available for lending activities, pursue more actively new loan activity and enjoy a distinct competitive advantage over the Registrant.

In 2003 American Equity made an initial public offering which decreased the Company’s interest therein to less than one percent. However, the offering had the effect of increasing the value of the Company’s investment by approximately $750,000.

Employees. During 2012 and 2011 the Registrant employed two (2) persons to fill two (2) positions; one (l) of such positions was an executive position, and one (l) of such positions was a clerical/administrative position.

On February 7, 2011, Jack C. Bridges, Executive Vice-President of the Registrant, passed away. In a called meeting by the Board of Directors of the Registrant on December 30, 2011 the directors elected Shirley B. Whitaker as Vice-President of the Company.

Certain Government Regulations. The Registrant is subject to federal and state regulations relating to consumer credit financing and is subject to periodic examinations by officials of the State of Alabama charged with the responsibility of enforcing such regulations. The last examination of the Registrant by officials of the State of Alabama occurred on May 17, 2012 . As a result of such examination, the Registrant was found to be in compliance with the regulations described above, and the Board of Directors of the Registrant believes that the Registrant presently is in compliance with such regulations. No material monetary claim has been made by any borrower against the Registrant respecting failure to comply with such regulations.

The Registrant is not subject in any material way to regulations relating to the discharge of materials into the environment.

Other Matters. The Registrant’s business is not seasonal.

No material portion of the contracts or subcontracts of the Registrant is subject to renegotiation by the United States Government.

The business of the Registrant is not dependent upon any raw materials, and as of the date of this annual report on Form 10-K, the Registrant does not own any material patent, trademark, license, franchise or concession. During the last two (2) years, the Registrant has not spent any money on research and development activities.

Due to the nature of its business, the Registrant does not have backlogs of orders believed to be firm. In addition, except as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the Registrant does not follow any specified practice with respect to working capital.

The Registrant is not dependent upon a single customer or related customers or a very few customers, the loss of any one (l) or more of which would have a materially adverse effect upon its business.

Financial Information Regarding Foreign and Domestic Operations and Export Sales.

All of the Registrant’s business activities have been conducted within the southeastern portion of the United States.

2.	PROPERTIES.

The Registrant maintains its principal executive office in an office facility located in Pell City, Alabama for which it pays aggregate annual rentals of $7,200. The Registrant believes its office facilities are adequate for its present needs.

The Registrant maintains its accounting records on a personal computer which is in compliance with the Y2K.

3.	LEGAL PROCEEDINGS.

As of the date of this annual report on Form 10-K, the Registrant is not a party of any legal proceedings.

4.	(RESERVED).

PART II

5.	MARKET FOR THE REGISTRANT’S COMMON STOCK AND RELATED SECURITY HOLDER MATTERS.

(a) Market Information. No broker or dealer makes an active market in the shares of Common Stock or the Series A-Preferred Stock of the Registrant. Thus, there is no established trading market for the Common Stock or the Series A-Preferred Stock of the Registrant.

(b) Holder of Records. As of December 31, 2012 there were 1,609 holders of record of the outstanding Common Stock of the Registrant, and 935 holders of record of the outstanding Series A-Preferred Stock of the Registrant.

(c) Dividends. During the past two (2) years, no dividends have been paid respecting the shares of Common Stock of the Registrant. Under Alabama law, cash dividends may be paid only out of earned surplus (or retained earnings) of the Registrant.

As of December 31, 2012, the Registrant has issued and outstanding 505,110 shares of Series A-Preferred Stock, consisting of four (4) series of such Preferred Stock issued in 1980, 1981, 1982 and 1985. The holders of the Series A-Preferred Stock are entitled to cumulative dividends at the rate of $.07 per share per annum before any dividend may be declared or paid respecting the shares of Common Stock of the Registrant. During 2012 and 2011, the Registrant paid a dividend of $.07 per share respecting the outstanding Series A-Preferred Stock.

The Registrant intends, to the extent that future earnings and its capital surplus permit, to pay dividends respecting the shares of Series A-Preferred Stock. The Registrant believes it is unlikely that dividends will be paid in the future respecting the shares of Common Stock of the Company, although such payment will depend upon the future earnings and business prospects of the Registrant.

SELECTED FINANCIAL DATA

The following tabulation sets forth certain financial information respecting the Registrant.

	2012		2011		2010		2009
Revenues	$170,651		$112,550		$104,913		$123,631

Net Income (Loss)	$37,064		$15,787		$10,486		$(47,490)

Earnings (Loss) per Common Share:
Net Income (Loss)	$.01		$(.01)		$(.07)		$(.07)

Total Assets	$4,553,074		$4,057,826		$4,558,969		$3,393,252

Dividends Declared:
Common Stock	$0		$0		$0		$0

Preferred Stock	$24,822	[1]	$27,856	[2]	$27,188	[3]	$35,357 [4]

Total	$24,822		$27,856		$27,188		$35,357

Book Value Per Common Share Outstanding	$3.80		$2.88		$2.53		$2.66

1	Reflects dividend respecting Preferred Stock declared on February 28, 2012.
2	Reflects dividend respecting Preferred Stock declared on February 28, 2011.
3	Reflects dividend respecting Preferred Stock declared on February 26, 2010.
4	Reflects dividend respecting Preferred Stock declared on February 27, 2009.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Liquidity and Capital Resources. During 2012 the Registrant’s liquidity remained virtually unchanged. The Company has no notes payable nor long term debt and does not anticipate the need for borrowing in the near future. The Registrant has sufficient cash and temporary cash investments to meet its short term liquidity needs. Should long term liquidity needs exceed cash and temporary cash investments, then the Registrant would dispose of marketable securities as it deems appropriate. Current trends and known demands and commitments do not create a need for liquidity in excess of the Company’s current abilities to generate liquidity.

The Company anticipates that its operating activities and investing activities will continue to generate positive net cash flows and that its financing activities will continue to use cash flows.

Results of Operations. The Registrant reported a net income of $37,064 in 2012 as compared to a net income of $15,787 in 2011. General and administrative expenses increased from $126,737 in 2011 to $133,587 in 2012.

Impact of Inflation. Inflation has an impact upon the Registrant’s financial position. Inflationary pressures generally increase the cost of borrowed funds to the Registrant, rendering it less economic for the Registrant to borrow money for re-lending purposes.

Fair Value Measurements

Accounting Principles emphasize that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability. As a basis for considering market participant assumptions in fair value measurements, Accounting Principles establish a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Twenty’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

		Fair Value Measurements at Reporting Date Using
Description	12/31/2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities	$4,440,300	$3,038,650	1,401,650	—

Total	$4,440,300	$3,038,650	1,401,650	—

8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The financial statements of the Registrant are set forth at page F-3 through F-15 hereof and are incorporated herein by reference.

9.	DISAGREEMENTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There has been no disagreement between the Registrant and its independent certified public accountants respecting any matter of disclosure, during the past twenty-four (24) months.

Item 9A.	Controls and Procedures

Disclosure Controls and Procedures

Under the supervision, and with the participation of our management, including Twenty’s Principal Executive Officer (“PEO”) who is also the Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-15(b) as of the end of the period covered by this report. In accordance with Rule 13a-15(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Annual Report on Form 10-K, the Company’s management evaluated, with the participation of the Company’s Principal Executive Officer, who is also the Chief Financial Officer, the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based on their evaluation of these disclosure controls and procedures, the Company’s Principal Executive Officer (“PEO”) who is also Chief Financial Officer has concluded that the disclosure controls and procedures were effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the report the Company files or submits under the Exchange Act.

Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. With the participation of Twenty’s Principal Executive Officer (“PEO”) who is also the Chief Financial Officer, management conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2012 based on the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this evaluation, management concluded that our internal controls over financial reporting was effective as of December 31, 2012. There were no changes in our internal controls over financial reporting during the year ended December 31, 2012 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

This annual report does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

10.	RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

ASU 2011-04 changes the wording used to describe requirements for fair value measurements to include (i) those that clarify the Board’s intent about the application of existing fair value measurements, (ii) Those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. ASU 2011-04 further improves consistency between disclosure requirements of U.S. GAAP and IFRS by changing certain wording. Also, ASU 2011-04 updates the requirements for measuring fair value or disclosing information about measuring fair value including (i) measuring the fair value of financial instruments that are managed by a portfolio, (ii) application of premiums and discounts in fair value measurement, and (iii) amendments to expand the disclosures about fair value measurements. The amendments will become effective during annual periods for the Company after December 15, 2011.

In June 2011, the FASB issued an ASU that expands the disclosure requirements related to other comprehensive income (loss). A reporting entity is now required to present the total of comprehensive income (loss), the components of net income, and the components of other comprehensive income (loss) either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. Under both choices, the reporting entity is required to present each component of net income along with total net income, each component of other comprehensive income (loss) along with a total for other comprehensive income (loss) and a total amount for comprehensive income (loss). This ASU became effective for interim and annual periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012.

11.	FINANCIAL DISCLOSURE AND INTERNAL CONTROLS

Twenty Services, Inc. maintains internal controls over financial reporting, which generally include those controls relating to the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the U.S. As a small public company Twenty Services, Inc. is subject to the internal control reporting and attestation requirements under Section 13(a)-15 and 15(d)-15 of The Securities Exchange Act of 1934.

Twenty Services, Inc. has established processes to ensure appropriate disclosure controls and procedures are maintained. These controls and procedures as defined by the SEC are generally designed to ensure that financial information required to be disclosed in reports filed with the SEC is reported within the time periods specified in the SEC’s rules and regulations, and that such information is communicated to management, including the Principal Executive Officer (“PEO”) who is also the Chief Financial Officer (“CFO”) as appropriate, to allow timely decisions regarding required disclosure.

Twenty Services, Inc.’s senior management is involved in the day-to-day operations of the Company. Management’s interaction and monitoring activities evaluate recent internal and external events to determine whether all appropriate disclosures have been made in reports filed with the SEC. The Forms 10-K and 10-Q are presented to the Board of Directors for approval. Financial results and other financial information are also reviewed with the Audit Committee annually.

As required by applicable regulatory pronouncements, the Principal Executive Officer (“PEO”) who is also the Chief Financial Officer (“CFO”) reviews and makes various certifications regarding the accuracy of Twenty Services’ periodic public reports filed with the SEC, as well as the effectiveness of disclosure controls and procedures and internal controls over financial reporting.

Twenty Services, Inc.’s stock is not listed or traded and, therefore, not required to comply with corporate governance listing standards.

Part III

12.	DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

(a)-(e) - Identification of Directors and Executive Officers and Other Matters. The following tabulation sets forth certain information respecting the persons who are serving as the directors and executive officers of the Registrant as of December 31, 2012.

Names and Positions with the Registrant	Age	Material Occupations And Positions During The last five (5) years
David J. Noble Chairman of the Board	81	Director and Chairman of the Board of Directors of Twenty Services, Inc. Pell City, Alabama (finance business), since 1979. Chairman of the Board of Directors, Treasurer and Director, Twenty Services Holding, Inc. Pell City, Alabama (holding company) since 1979; Executive Chairman of the Board of Directors of American Equity Investment Life Holding Company Des Moines, Iowa since 1995.

Dr. A. J. Strickland, III Vice-Chairman of the Board and Chairman of Audit Committee	70	Director, Chairman of Audit Committee and Vice-Chairman of the Board of Directors of Twenty Services, Inc., Pell City, Alabama (general finance business), since 1977; Director, Twenty Services Holding, Inc., Pell City, Alabama (holding company), since 1979; Professor of Strategic Management - School of Commerce, University of Alabama, Tuscaloosa, Alabama since 1980; Director, American Equity Investment Life Holding Company, Des Moines, Iowa, since 1995.

There is no family relationship between any of the persons named above. Directors of the Registrant are elected at each annual meeting of the stockholders of the Registrant and serve until their successors have been elected and qualified. Executive officers of the Registrant are elected at a meeting of the Board of Directors immediately following each annual meeting of the stockholders of the Registrant. Mr. Noble was elected director of the Registrant in November 1979 pursuant to a resolution adopted by the Board of Directors of the Registrant stating that if Twenty Services Holding, Inc. acquired approximately 20% of the outstanding Common Stock of the Registrant, the Registrant would make available to nominees of Twenty Services, Inc. Holding, Inc. two (2) places on the Registrant’s Board of Directors.

(F) Involvement in Certain Legal Proceedings.

During the past ten (10) years, no officer or director of the Registrant has been involved in any event of the type described in Item 3(f) of the Regulations S-K of the Securities Exchange Act of 1934.

13.	EXECUTIVE COMPENSATION

Current Remuneration. During 2012 no officer or director of the Registrant received aggregate direct remuneration from the Registrant in excess of $60,000. The following tabulation sets forth certain information concerning all remuneration paid by the Registrant to all officers and directors of the Registrant during the year ended December 31, 2012.

Name of Individuals or Number of Persons In Group	Capacities which served	Salaries and Directors’ Fees
All directors and officers as a group three (3) persons)	Directors and Officers	$7,200

REMUNERATION IN THE FUTURE. As of December 31, 2012 no officer or director of the Registrant has any contract or other arrangement with the Registrant relating to any future remuneration, except that as long as such officers and directors continue to serve in such capacity, they will receive from the Registrant the customary fees and salaries at a rate to be agreed upon by the Registrant and such persons.

Directors’ Remuneration. All directors of the Registrant receive $300 per month.

Options, Warrants, or Rights. The Registrant does not maintain any plan pursuant to which persons are entitled to acquire any equity securities of the Registrant.

Termination of Employment. Except as otherwise described in Item 11 of this annual report on Form 10-K, there are no plans or arrangements relating to payments to be made to any officer, or director of the Registrant, which resulted or will result from any person’s resignation, retirement, or termination or employment with the Registrant.

14.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners.

As of the date of this annual report on Form 10-K, the only person who owns of record and directly more than 5% of the Registrant’s outstanding voting securities is Twenty Services Holding, Inc., a Delaware corporation, whose principal business address is 20 Cropwell Drive, Suite 100, Pell City, Alabama. As of such date, Twenty Services Holding, Inc. and an affiliate of Holding own 725,267 shares of Common Stock of the Registrant and approximately 57% of the combined outstanding shares of Common Stock and Series A Preferred Stock of the Registrant. Except as otherwise required by Alabama law and except for certain rights accorded by the Registrant’s Certificate of Incorporation in the event that dividends respecting the Series A-Preferred stock are not paid, the holders of the Series A-Preferred Stock are not entitled to vote respecting matters coming before any meeting of the stockholders of the Registrant.

By virtue of his ownership of Common Stock of Twenty Services Holding, Inc., Mr. David J. Noble, the Chairman of the Board or Directors of the Registrant, indirectly and beneficially, owns approximately 52% of the outstanding Common Stock of the Registrant.

(b) Security Ownership of Management. The following tabulation sets forth certain information regarding the shares of equity securities of the Registrant.

Title of Class	Name of Beneficial Owner	Approximate Amount and Nature of Beneficial Owner		Percent of Class
Common Stock	David J. Noble	668,183 Indirect	(1)	52.29%
Common Stock	A.J. Strickland, III	49,638 Indirect	(1)	3.88%
Common Stock	All directors and executive officers as a group (3) persons	717,821 Indirect	(1)	56.18%

(l)	Reflects each person’s interest in the shares of common stock of the Registrant owned by Twenty Services Holding, Inc. based upon such person’s ownership of the outstanding shares of common stock of Twenty Services Holding, Inc. as of February 28, 2013, excluding 6,000 shares of common stock of Twenty Services Holding, Inc. held by the Registrant. Twenty Services Holding, Inc. owns 725,267 shares or approximately 57% of the outstanding shares of common stock.

As of February 28, 2013, all officers and directors of the Registrant as a group beneficially owned, based upon their ownership of the outstanding common stock of Twenty Services Holding, Inc. (“Holding”), and excluding adjustment for the shares of common stock of Holding, held by the Registrant, 717,821 shares of common stock of the Registrant, or approximately 56% of the outstanding common stock of the Registrant as of such date.

(c) Changes in Control. There are no arrangements known to the Registrant which subsequently could result in a change of control of the Registrant.

15.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

There were no transactions during 2012 nor are there any currently proposed transactions between any pension, retirement, savings or similar plan of the Registrant and its affiliates, on the other hand, and the Registrant and its affiliates, any officer, director or principal stockholder of the Registrant, or any person who has been nominated as a director of the Registrant, on the other hand.

PART IV

16.	EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

(a) (l) - (a) (2) - Financial Statements and Financial Statement Schedules. The financial statements and the financial statement schedules required to be filed as part of this report are listed in the accompanying Index to Financial Statements and Financial Statement Schedules, and are set forth at the pages shown in such Index.

(a) (d) - Exhibits. The Certificate of Incorporation of the Registrant, as amended, the By Laws of the Registrant, as amended, and Resolutions of the Board of Directors of the Registrant creating the 7% Cumulative Series A-1980 Preference Stock, the 7% Cumulative Series A-1981 Preference Stock, the 7% Cumulative Series A-1982 Preference Stock, the 7% Cumulative Series A-1985 Preference Stock, which were filed as exhibits to the Registrant’s Annual Report on Form 10-K for the years ended December 31, 1980, December 31, 1981, December 31, 1982 and 1985, and the Registrant’s report on Form 8-K dated as of April 10 1984, are incorporated by reference.

EXHIBITS:

31.1	SECTION 302 CEO CERTIFICATION

31.2	SECTION 302 VP CERTIFICATION

32.1	SECTION 906 CEO CERTIFICATION

32.2	SECTION 906 VP CERTIFICATION

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

(b) Reports on Form 8-K. No report on Form 8-K was filed during the year.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

TWENTY SERVICES, INC.

By:	/s/ Shirley B. Whitaker
Shirley B. Whitaker
Vice-President

Dated: March 15, 2013

SIGNATURE	CAPACITY	DATE

/s/ David J. Noble David J. Noble	Chairman and Director and Principal Executive Officer of The Registrant	March 15, 2013

/s/ Dr. A. J. Strickland, III Dr. A. J. Strickland, III	Vice-Chairman and Director of Twenty Services, Inc. (The Registrant)	March 15, 2013

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

We, as members of the Management of Twenty Services, Inc. (The “Company”), are responsible for establishing and maintaining effective internal control over financial reporting. Twenty’s internal control system was designed to provide reasonable assurance to the Company’s management and Board of Directors regarding the preparation and fair presentation of the Company’s financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Internal control over financial reporting includes self-monitoring mechanisms, and actions are taken to correct deficiencies as they are identified.

All internal control systems, no matter how well designed, have inherent limitations and may not prevent or detect misstatements in the Company’s financial statements, including the possibility of circumvention or overriding of controls. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Twenty Services, Inc. assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012. In making this assessment, we used the criteria set forth by the Commission of Sponsoring Organizations of the Treadway Commission (COSO) in its Internal Control Over Financial Reporting — Guidance For Small Public Companies.

Based upon our assessment, we believe and assert that, as of December 31, 2012 the Company’s internal control over financial reporting is effective based on these criteria.

Date: March 15, 2013	By	/S/ DAVID J. NOBLE
David J. Noble Chairman/Director And Principal Executive Officer

	By	/S/ SHIRLEY B. WHITAKER
Shirley B. Whitaker Vice-President

TWENTY SERVICES, INC.

Financial Statements

and

Financial Statement Schedule

For the Years Ended

December 31, 2012, 2011 and 2010

TWENTY SERVICES, INC.

Index to Financial Statements and Financial Statement Schedule

For the Year Ended December 31, 2012

Independent Auditors’ Report

The Shareholders and the Board of Directors

Twenty Services, Inc.

We have audited the accompanying balance sheets of Twenty Services, Inc. (the Company) as of December 31, 2012, 2011 and 2010 and the related statements of income and comprehensive income, cash flows and changes in stockholders’ equity for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twenty Services, Inc. at December 31, 2012, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of marketable securities for the years ended December 31, 2012 and 2011 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Borland Benefield, P.C.
Birmingham, Alabama
February 22, 2013

TWENTY SERVICES, INC.

Balance Sheets

	December 31,
	2012	2011
Assets
Cash and cash equivalents	$90,221	$104,672
Marketable securities	4,440,300	3,930,601
Other assets	22,553	22,553

Total Assets	$4,553,074	$4,057,826

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable and accrued liabilities	$48,648	$69,961
Deferred tax liability	375,138	237,759

Total Liabilities	423,786	307,720

Stockholders’ Equity
Preferred stock, $.10 par value, 7% cumulative, 2,500,000 shares authorized, 505,110 shares issued	50,511	50,511
Common stock, $.10 par value, 25,000,000 shares authorized, 1,283,068 issued	128,307	128,307
Additional paid-in capital	1,716,074	1,716,074
Retained earnings	1,126,837	1,114,595
Accumulated other comprehensive income	1,497,626	1,125,306
Less: Investment in Twenty Services Holding, Inc.	(60,000)	(60,000)
Preferred treasury stock, at $.25 per share; 70,941 and 69,741 in 2012 and 2011 respectively	(17,843)	(17,543)
Common treasury stock, at $2.50 per share; 201,741 and 199,709 in 2012 and 2011 respectively	(312,224)	(307,144)

Net Stockholders’ Equity	4,129,288	3,750,106

Total Liabilities and Stockholders’ Equity	$4,553,074	$4,057,826

See accompanying notes to financial statements.

TWENTY SERVICES, INC.

Statements of Income and Comprehensive Income

	For the Years Ended December 31,
	2012	2011	2010
Revenue
Interest	$65,391	$70,935	$66,051
Dividends	53,422	39,129	38,788
Other	51,310	2,486	73

Total Revenue	170,123	112,550	104,912

Operating Expenses
General and administrative	133,587	126,737	117,006

Other Income (Loss)
Gain (loss) on sale of marketable securities	528	6,205	13,500

Income (Loss) Before Income Taxes	37,064	(7,982)	1,406

Income Tax Benefits (Expense)	—	23,769	9,080

Net Income	$37,064	$15,787	$10,486

Other Comprehensive Income (net of tax)
Unrealized gains on marketable securities:
Change in unrealized gains (losses)	510,227	(427,918)	1,220,889
Less: reclassification adjustment for net gains included in net income	(528)	(6,205)	(13,500)

Other comprehensive income	509,699	(434,123)	1,207,389

Income tax related to other comprehensive income	(137,379)	136,713	(394,213)

Other comprehensive income — after tax	372,320	(297,410)	813,176

Comprehensive Income	$409,384	$(281,623)	$823,662

Earnings (Loss) Per Common Share	$0.01	$(0.01)	$(0.02)

See accompanying notes to financial statements.

TWENTY SERVICES, INC.

Statements of Changes in Stockholders’ Equity

For the Years Ended December 31, 2012, 2011 and 2010

	Preferred Stock $.10	Common Stock $.10	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Investment in Twenty Services Holding, Inc.	Preferred Treasury Stock	Common Treasury Stock	Total
Balance — December 31, 2009	$50,511	$128,307	$1,716,074	$1,143,366	$609,540	$(60,000)	$(16,415)	$(278,514)	$3,292,869

Net Income	—	—	—	10,486	—	—	—	—	10,486
Other Comprehensive Income	—	—	—	—	813,176	—	—	—	813,176
Purchase of Treasury Stock	—	—	—	—	—	—	(271)	(2,665)	(2,936)
Dividends on Preferred Stock, ($.07 Per Share)	—	—	—	(27,188)	—	—	—	—	(27,188)

Balance — December 31, 2010	$50,511	$128,307	$1,716,074	$1,126,664	$1,422,716	$(60,000)	$(16,686)	$(281,179)	$4,086,407

Net Income	—	—	—	15,787	—	—	—	—	15,787
Other Comprehensive Income (Loss)					(297,410)				(297,410)
Purchase of Treasury Stock							(857)	(25,965)	(26,822)
Dividends on Preferred Stock, ($.07 Per Share)	—	—	—	(27,856)	—	—	—	—	(27,856)

Balance — December 31, 2011	$50,511	$128,307	$1,716,074	$1,114,595	$1,125,306	$(60,000)	$(17,543)	$(307,144)	$3,750,106

Net Income	—	—	—	37,064	—	—	—	—	37,064
Other Comprehensive Income					372,320				372,320
Purchase of Treasury Stock							(300)	(5,080)	(5,380)
Dividends on Preferred Stock, ($.07 Per Share)	—	—	—	(24,822)	—	—	—	—	(24,822)

Balance — December 31, 2012	$50,511	$128,307	$1,716,074	$1,126,837	$1,497,626	$(60,000)	$(17,843)	$(312,224)	$4,129,288

TWENTY SERVICES, INC.

Statements of Cash Flows

	For the Years Ended December 31,
	2012	2011	2010
Cash Flows From Operating Activities
Interest and dividends received	$118,813	$110,064	$103,993
Other income	—	2,486	73
Cash paid to suppliers and employees	(129,623)	(133,863)	(129,923)

Net Cash Flows Used by Operating Activities	(10,810)	(21,313)	(25,857)

Cash Flows From Investing Activities
Principal collected on loans	—	28,520	—
Principal collected on held-to-maturity securities	—	421	516
Proceeds from sale of available-for-sale securities	26,561	112,064	74,744
Purchases of available-for-sale securities	—	(51,116)	(199,717)

Net Cash Flows Provided (Used) by Investing Activities	26,561	89,889	(124,457)

Cash Flows From Financing Activities
Preferred stock dividends paid	(24,822)	(31,288)	(34,556)
Purchase of treasury stock	(5,380)	(26,822)	(2,935)

Net Cash Flows Used by Financing Activities	(30,202)	(58,110)	(37,491)

Net Increase (Decrease) in Cash and Cash Equivalents	(14,451)	10,466	(187,805)

Cash and Cash Equivalents, Beginning of Year	104,672	94,206	282,011

Cash and Cash Equivalents, End of Year	$90,221	$104,672	$94,206

Reconciliation of Operating Income (Loss) to Net Cash From Operating Activities
Net income (loss)	$37,064	$15,787	$10,486
Adjustments to reconcile net income to net operating activities
Noncash other income	(51,310)	—	—
Realized (gain) loss on sale of marketable securities	(528)	(6,205)	(13,500)
Net change in deferred income taxes	—	(24,840)	(6,578)
Increase (decrease) in accrued interest receivable	—	—	(847)
Increase (decrease) in accounts payable and accrued liabilities	3,964	(6,055)	(15,418)

Net Cash Flows Used by Operating Activities	$(10,810)	$(21,313)	$(25,857)

TWENTY SERVICES, INC.

Notes to Financial Statements

For the Years Ended December 31, 2012, 2011 and 2010

Note 1 – Nature of Operations, Risks and Uncertainties

Twenty Services, Inc. (the Company) is primarily engaged in the general finance business with its main source of revenue generated from earnings on loans made and investments in marketable securities. The Company grants commercial and personal real estate, general business, and personal loans to customers located primarily in Alabama. The Company seeks to secure its loan portfolio with various types of collateral, including mortgages and security interests in equipment and other property with a significant concentration in loans collateralized by residential real estate.

Note 2 – Accounting Policies

Income Recognition – Interest income and dividends on securities are recognized in income on an accrual basis. Interest income from finance receivables is recognized by Twenty Services, Inc. (the Company) using the interest (accrual) method. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent for 90 days or more and resumed when the loan becomes contractually current.

Estimates – The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Credit Losses – Provisions for credit losses are charged to income in amounts sufficient to maintain the allowance at a level considered adequate to cover the losses of principal and interest in the existing portfolio. The Company’s charge-off policy is based on a loan-by-loan review for all receivables that are charged off when they are deemed uncollectible.

Cash Equivalents – Holdings of highly liquid investments with original maturities of three months or less and investments in money market funds are considered to be cash equivalents.

Marketable Securities – Management determines the appropriate classification of its investment in fixed income and equity securities at the time of purchase and re-evaluates such determination at each balance sheet date. The Company’s securities are classified as available-for-sale and accounted for as follows:

•	Securities Available-for-Sale – Corporate and municipal bonds, mutual funds, preferred stocks, and common stocks are reported at fair value.

Declines in the fair value of available-for-sale securities below their cost, that are other than temporary, result in write-downs of the individual securities to their fair value. The write-downs are included in earnings as realized losses.

Unrealized holding gains and losses, net of deferred income taxes, on securities available-for-sale are reported as other comprehensive income items and shown at their net amount in a separate component of stockholders’ equity until realized.

Realized gains and losses on the sale of available-for-sale securities are determined using the specific-identification method.

TWENTY SERVICES, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2012, 2011 and 2010

Note 2 – Accounting Policies (continued)

Income Taxes – Deferred income taxes are recognized for the effects of temporary differences between financial statement and tax reporting.

The Company implemented the provisions of FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes, as of January 1, 2010. As of December 31, 2012, the Company had no uncertain tax positions that qualify for disclosure in the financial statements. The Company files an annual income tax return with the Internal Revenue Service, and its tax returns for the year 2009 and subsequent years remain subject to examination by tax authorities.

Comprehensive Income – Changes in unrealized gain and loss on available-for-sale securities is the only component of accumulated other comprehensive income for the Company.

Earnings Per Common Share – Earnings per common share are determined by dividing net income (loss), after giving effect to preferred stock dividends, by the weighted average number of common shares outstanding during the year. The weighted average number of common shares outstanding for each of the years ended December 31, 2012, 2011 and 2010 was 1,081,327, 1,083,359 and 1,093,745 respectively.

Note 3 – Fair Value Measurements

The framework for measuring fair value provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3). The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2

Inputs to the valuation methodology include

•   quoted prices for similar assets or liabilities in active markets;

•   quoted prices for identical or similar assets or liabilities in inactive markets;

•   inputs other than quoted prices that are observable for the asset or liability;

•   inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques maximize the use of relevant observable inputs and minimize the use of unobservable inputs.

Following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2012 and 2011.

TWENTY SERVICES, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2012, 2011 and 2010

Note 3 – Fair Value Measurements (continued)

Common & preferred stocks: Valued at the closing price reported on the active market on which the individual securities are traded.

Corporate & municipal bonds: Valued using pricing models maximizing the use of observable inputs for similar securities. This includes basing value on yields currently available on comparable securities of issuers with similar credit ratings.

Mutual funds: Valued at the daily closing price as reported by the fund. Mutual funds held by the Company are open-end mutual funds that are registered with the Securities and Exchange Commission. These funds are required to publish their daily NAV and to transact at that price. The mutual funds held by the Company are deemed to be actively traded.

Items Measured at Fair Value on a Recurring Basis

The following table presents financial assets measured at fair value on a reoccurring basis as of December 31:

		Fair Value Measurements at Reporting Date Using
Description	12/31/2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common stock	$2,893,770	$2,893,770	$—	$—
Preferred stock	92,200	92,200
Mutual funds	52,680	52,680	—	—
Fixed income	1,401,650	—	1,401,650	—

Total Available-for-sale Securities	$4,440,300	$3,038,650	$1,401,650	$—

	12/31/2011
Common stock	$2,464,800	$2,464,800	$—	$—
Preferred stock	63,170	63,170
Mutual funds	50,430	50,430	—	—
Fixed income	1,352,201	—	1,352,201	—

Total Available-for-sale Securities	$3,930,601	$2,578,400	$1,352,201	$—

The following methods and assumptions were used by the Company in estimating the fair values of financial instruments as disclosed herein:

•	Short-term financial instruments are carried at their carrying amounts reported in the balance sheet that are reasonable estimates of fair values due to the relatively short period to maturity of the instruments. This approach applies to cash and temporary investments, notes receivable and other receivables.

	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Cash and Cash Equivalents	$90,221	$90,221	$104,672	$104,672

TWENTY SERVICES, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2012, 2011 and 2010

Note 4 – Marketable Securities

The amortized cost and aggregate fair values of investments in securities are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2012
Common stock	$790,000	$2,103,770	$—	$2,893,770
Preferred stock	95,875	1,405	(5,080)	92,200
Mutual funds	139,331		(86,651)	52,680
Fixed income	1,219,448	183,629	(1,427)	1,401,650

Total Available-for-sale Securities	$2,244,654	$2,288,804	$(93,158)	$4,440,300

December 31, 2011
Common stock	$790,000	$1,674,800	$—	$2,464,800
Preferred stock	100,000		(36,830)	63,170
Mutual funds	139,331	—	(88,901)	50,430
Fixed income	1,246,395	109,045	(3,239)	1,352,201

Total Available-for-sale securities	$2,275,726	$1,783,845	$(128,970)	$3,930,601

The amortized cost and aggregate fair value of fixed income securities at December 31, 2012 and 2011, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call prepayment penalties.

	Available-for-Sale
	Amortized Cost	Market Value
December 31, 2012
Corporate due after 10 years	$608,980	$727,394
Corporate and Municipal Holdings Due In
6-10 Years	—	—
After 10 Years	610,468	674,256

Total	$1,219,448	$1,401,650

December 31, 2011
Corporate due after 10 years	$608,752	$681,357
U.S. Government Corporations and Agencies Due In
6-10 Years	—	—
After 10 Years	637,643	670,844

Total	$1,246,395	$1,352,201

Proceeds from the sale of available-for-sale securities were $26,561 for the year ended December 31, 2012. A net gain of $528 was realized. There were no sales of held-to-maturity securities for the year ended December 31, 2012.

TWENTY SERVICES, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2012, 2011 and 2010

Note 4 – Marketable Securities (continued)

Proceeds from the sale of available-for-sale securities were $112,064 for the year ended December 31, 2011. A net gain of $6,205 was realized. There were no sales of held-to-maturity securities for the year ended December 31, 2011.

Note 5 – Finance Receivables and Allowance for Credit Losses

All contractual maturities of finance receivables were paid in the year ended December 31, 2011.

Note 6 – Income Taxes

Temporary differences giving rise to the deferred tax liability (benefit) consist primarily of gains and losses on investments recognized for financial reporting purposes that are not recognized for tax purposes and of unused operating and capital loss carryforwards that may be applied against future taxable income.

The provision for income taxes was as follows for the years ended December 31:

	2012	2011	2010
Current
Deferred Tax Benefits	$—	$23,769	$9,079

Deferred tax assets and liabilities at December 31 consisted of the following:

	2012	2011
Deferred Tax Assets
Net operating and capital loss carryforwards	$283,555	$291,800

Deferred Tax Liability
Net unrealized gain on available-for-sale securities	(658,693)	(529,559)

Net Deferred Tax Asset (Liability)	$(375,138)	$(237,759)

The Company has available at December 31, 2012, approximately $900,000 of unused operating and capital loss carryforwards that may be applied against future taxable income and that expire in various years from 2013 to 2033.

Note 7 – Preferred Dividends

The preferred stock has a cumulative dividend of $.07 per share and is redeemable at the Company’s option of $1.05 per share. In the event of liquidation, the preferred stockholders receive $1.05 per share before any distributions are made to common stockholders. The dividend record date is February and dividends are paid in March of each year.

Note 8 – Investment in Twenty Services Holding, Inc.

The Company owns 6,000 shares of common stock of Twenty Services Holding, Inc. (the Holding Company), a holding company that owns approximately 67% of the Company’s outstanding common stock. The amount paid for the Holding Company’s common stock of $60,000 has been deducted from stockholders’ equity in the accompanying balance sheet.

TWENTY SERVICES, INC.

Notes to Financial Statements (continued)

For the Years Ended December 31, 2012, 2011 and 2010

Note 9 – Concentration of Credit Risk

The Company maintains its cash and investments with various financial institutions which, at times, may exceed federally insured limits. Management has not experienced any losses in such accounts. Management believes the Company is not exposed to any significant credit risk on cash and cash equivalents.

Note 10 – Treasury Stock

The Company purchased 2,032 shares of common stock for an aggregate purchase price of $5,080, or $2.50 per share, and 1,200 shares of its preferred stock for an aggregate purchase price of $300 or $0.25 per share, during the year ended December 31, 2012.

The Company purchased 10,693 shares of common stock for an aggregate purchase price of $26,732.50, or $2.50 per share, and 3,431 shares of its preferred stock for an aggregate purchase price of $857.75 or $0.25 per share, during the year ended December 31, 2011.

The Company purchased 1,066 shares of common stock for an aggregate purchase price of $2,665, or $2.50 per share, and 1,084 shares of its preferred stock for an aggregate purchase price of $271, or $0.25 per share, during the year ended December 31, 2010.

The shares are held as common treasury stock and preferred treasury stock.

Note 11 – Recently Adopted Accounting Principles

ASU 2011-04 changes the wording used to describe requirements for fair value measurements to include (i) those that clarify the Board’s intent about the application of existing fair value measurements, (ii) Those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. ASU 2011-04 further improves consistency between disclosure requirements of U.S. GAAP and IFRS by changing certain wording. Also, ASU 2011-04 updates the requirements for measuring fair value or disclosing information about measuring fair value including (i) measuring the fair value of financial instruments that are managed by a portfolio, (ii) application of premiums and discounts in fair value measurement, and (iii) amendments to expand the disclosures about fair value measurements. The amendments will become effective during annual periods for the Company after December 15, 2011.

In June 2011, the FASB issued an ASU that expands the disclosure requirements related to other comprehensive income (loss). A reporting entity is now required to present the total of comprehensive income (loss), the components of net income, and the components of other comprehensive income (loss) either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. Under both choices, the reporting entity is required to present each component of net income along with total net income, each component of other comprehensive income (loss) along with a total for other comprehensive income (loss) and a total amount for comprehensive income (loss). This ASU became effective for interim and annual periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012.

Note 12 – Subsequent Events

Management has evaluated subsequent events through February 22, 2013, the date the financial statements were available to be issued.

TWENTY SERVICES, INC.

Schedule I — Marketable Securities

For the Year Ended December 31, 2012

Name of issuer and title of each issue	Number of shares or units — principal amount of bonds and notes	Cost of each issue	Fair Market value of each issue at balance sheet date
Common Stock:
American Equity Investment Life Holding Company (AEL)	237,000	$790,000	$2,893,770

Total Common Stock		790,000	2,893,770
Mutual Funds:
Alpine Total Dynamic Dividend Fund SBI	2,500	50,000	10,080
Blackrock Preferred & Equity Advantage Trust	2,000	49,424	27,460
Wells Fargo Advantage Global D	2,000	39,907	15,140

Total Mutual Funds		139,331	52,680
Preferred Stock:
NorthStar Realty 8.25% Cum. Per. Pref. Ser. Callable 2/7/12	2,000	45,875	47,280
Royal Bank of Scotland 6.125% Ser R Callable 12/30/11	2,000	50,000	44,920

Total Preferred Stock		95,875	92,200
Fixed Income:
Municipal Holdings
New York New York Ser A1 G/O UNLTD 5%	25,000	26,198	29,175
Northwest TX INDPT Sch Dist Sch BLDG G/O 5%	25,000	26,324	29,061
Travis Co. TX Road G/O 4% Due 3/1/23	50,000	50,003	56,232
State Univ IA Univ Rev Rec FACS Ser S Cpn 4.25% Due 7/1/24	50,000	50,000	55,601
Mobile, AL Rfdg War Ser A Cpn 5% de 2/15/27	25,000	26,260	28,177
University VT & St Agric Cllg Ser B GO 4.375% Due 10/1/27	25,000	25,390	27,533
Iowa St Univ Sci & Tech Acad Bldg Cpn 4.0% 7/1/28	25,000	25,190	27,052
Minnesota St Sere 2009B G/O Cpn 4.0% Due 8/1/28	25,000	25,004	27,890
Miami-Dade Cnty Fl Bldg Ser B-1 G/O Cpn 5.375% Due 7/1/29	25,000	26,290	28,562
Olathe KS SR 215 G/O UNLTD B/E OID cpn 4.125% Due 10/1/29	25,000	25,194	27,394
Omaha Neb Ser A G/O Cpn 6.5% Due 12/1/30	25,000	32,150	40,050
West Fargo ND PUB Sch Cpn 4.000% Due 5/1/12	25,000	25,416	27,080
Hartford Cnty CT MET Dist Ser B G/O Unltd Cpn 4.25 Due 7/15/32	25,000	25,482	27,090
Keller Tx Indpt Sch Dist Sch Bldg Cpn 4.75% Due 8/15/32	50,000	50,911	56,177
Columbus, OH City Sch District Cpn 4.625% Due 12/1/33	25,000	25,545	27,388
Tacoma WA Recovery Zone G/O Cpn 4.625% Due 12/1/34	25,000	25,067	27,033
Texas St Trans Comm Mobility G/O Cpn 4.50% Due 4/1/35	25,000	25,274	26,951
State Univ IA Univ Rev Ath Facs Ser S Cpn 4.35% Due 7/1/35	25,000	25,004	27,122
Saratoga Cnty NY PUB Imp Ser A G/O Cpn 4.75% Due 7/15/38	25,000	25,295	27,337
Hoover AL Brd Ed Cap Outlay Wts Cpn 4.25% Due 2/15/39	20,000	19,028	21,341
Metropolitan Transn Auth NY Rev Tx cpn 6.587% Due 11/15/30	25,000	25,443	30,010

Total Municipal Holdings		610,468	674,256

Corporate Holdings
Morgan Stanley Med Term Notes Ser F Cpn 6.25% Due 8/28/17	25,000	24,758	28,696
Bank of America Corp Senior Notes Cpn 6.00% Due 9/1/17	25,000	23,997	29,302
JP Morgan Chase Co Senior Notes Cpn 6.00% Due 1/15/18	50,000	49,954	59,731
Allstate Corp Debentures Noncall Life Cpn 6.75% Due 5/15/18	50,000	51,601	63,299
Caterpillar Financial Med Term Notes Cpn 7.150% Due 2/15/19	50,000	53,665	65,480
Goldman Sachs Med Term Notes Cpn 6.75% Due 5/5/19	50,000	51,003	59,274
Aetna, Inc. Notes Cpn. 7.625% Due 8/15/26	150,000	156,147	195,368
Land O Lakes Cap Trst I 144 B/E Cpn 7.45% Due 3/15/28	100,000	98,927	97,500
General Elec Cap Corp Medium Term Notes Cpn 6.75% Due	50,000	47,040	65,003
Loews Corp Notes Cpn 6% Due 2/1/2035	25,000	24,724	29,283
Wachovia Corp Senior Notes Cpn 5.5% due 8/1/2035	30,000	27,164	34,458

Total Corporate Holdings		608,980	727,394

Total Fixed Income		1,219,448	1,401,650

Total Marketable Securities – Available for Sale		$2,244,654	$4,440,300

TWENTY SERVICES, INC.

Schedule I — Marketable Securities

For the Year Ended December 31, 2011

Name of issuer and title of each issue	Number of shares or units — principal amount of bonds and notes	Cost of each issue	Fair Market value of each issue at balance sheet date
Common Stock:
American Equity Investment Life Holding Company (AEL)	237,000	$790,000	$2,464,800

Total Common Stock		790,000	2,464,800
Mutual Funds:
Alpine Total Dynamic Dividend Fund SBI	2,500	50,000	10,950
Blackrock Preferred & Equity Advantage Trust	2,000	49,424	24,300
Wells Fargo Advantage Global D	2,000	39,907	15,180

Total Mutual Funds		139,331	50,430
Preferred Stock:
NorthStar Realty 8.25% Cum. Per. Pref. Ser. Callable 2/7/12	2,000	50,000	40,750
Royal Bank of Scotland 6.125% Ser R Callable 12/30/11	2,000	50,000	22,420

Total Preferred Stock		100,000	63,170
Fixed Income:
Municipal Holdings
New York New York Ser A1 G/O UNLTD 5%	25,000	26,434	29,106
Northwest TX INDPT Sch Dist Sch BLDG G/O 5%	25,000	26,554	29,015
Travis Co. TX Road G/O 4% Due 3/1/23	50,000	50,004	55,886
State Univ IA Univ Rev Rec FACS Ser S Cpn 4.25% Due 7/1/24	50,000	50,000	54,681
Mobile, AL Rfdg War Ser A Cpn 5% de 2/15/27	25,000	26,438	27,296
University VT & St Agric Cllg Ser B GO 4.375% Due 10/1/27	25,000	25,432	26,289
Minnesota St Sere 2009B G/O Cpn 4.0% Due 8/1/28	25,000	25,004	26,217
Omaha Neb Ser A G/O Cpn 6.5% Due 12/1/30	25,000	32,413	34,819
Washington St. Var PURP Ser F G/O Cpn 4.5% Due 7/1/32	25,000	25,553	25,687
Keller Tx Indpt Sch Dist Sch Bldg Cpn 4.75% Due 8/15/32	50,000	51,086	52,772
Hartford Cnty CT MET Dist Ser B G/O Unltd Cpn 4.25 Due 7/15/32	25,000	25,546	25,649
Saratoga Cnty NY PUB Imp Ser A G/O Cpn 4.75% Due 7/15/38	25,000	25,341	26,408
Iowa St Univ Sci & Tech Acad Bldg Cpn 4.0% 7/1/28	25,000	25,212	25,922
State Univ IA Univ Rev Ath Facs Ser S Cpn 4.35% Due 7/1/35	25,000	$25,004	$25,506
Miami-Dade Cnty Fl Bldg Ser B-1 G/O Cpn 5.375% Due 7/1/29	25,000	26,493	26,981
West Fargo ND PUB Sch Cpn 4.000% Due 5/1/12	25,000	25,458	25,369
Olathe KS SR 215 G/O UNLTD B/E OID cpn 4.125% Due 10/1/29	25,000	25,219	26,104
Tacoma WA Recovery Zone G/O Cpn 4.625% Due 12/1/34	25,000	25,075	25,422
Texas St Trans Comm Mobility G/O Cpn 4.50% Due 4/1/35	25,000	25,332	25,801
Columbus, OH City Sch District Cpn 4.625% Due 12/1/33	25,000	25,595	25,445
Hoover AL Brd Ed Cap Outlay Wts Cpn 4.25% Due 2/15/39	20,000	19,009	20,246
Metropolitan Transn Auth NY Rev Tx cpn 6.587% Due 11/15/30	25,000	25,441	30,223

Total Municipal Holdings		637,643	670,844

Corporate Holdings
Morgan Stanley Med Term Notes Ser F Cpn 6.25% Due 8/28/17	25,000	24,758	24,497
Bank of America Corp Senior Notes Cpn 6.00% Due 9/1/17	25,000	23,824	24,435
JP Morgan Chase Co Senior Notes Cpn 6.00% Due 1/15/18	50,000	49,957	56,064
Allstate Corp Debentures Noncall Life Cpn 6.75% Due 5/15/18	50,000	51,601	59,589
Caterpillar Financial Med Term Notes Cpn 7.150% Due 2/15/19	50,000	53,665	64,257
Goldman Sachs Med Term Notes Cpn 6.75% Due 5/5/19	50,000	51,003	53,743
Aetna, Inc. Notes Cpn. 7.625% Due 8/15/26	150,000	156,147	189,053
Land O Lakes Cap Trst I 144 B/E Cpn 7.45% Due 3/15/28	100,000	98,927	95,926
General Elec Cap Corp Medium Term Notes Cpn 6.75% Due	50,000	47,040	57,465
Loews Corp Notes Cpn 6% Due 2/1/2035	25,000	24,724	27,138
Wachovia Corp Senior Notes Cpn 5.5% due 8/1/2035	30,000	27,106	29,190

Total Corporate Holdings		608,752	681,357

Total Fixed Income		1,246,395	1,352,201

Total Marketable Securities — Available for Sale		$2,275,726	$3,930,601

ANNEX D

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

QUARTERLY REPORT UNDER SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the Three Months Ended March 31, 2013

Commission File No. 0-8488

TWENTY SERVICES, INC.

(Exact name of Registrant as specified in its Charter)

ALABAMA	63-0372577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer ID No.)

20 Cropwell Drive, Suite 100	Pell City, Alabama 35128
(Address or principal executive offices)	(City, State, Zip)

Registrant’s telephone number, including area code 205-884-7932

Securities registered pursuant to Section 12(g) of the Act;

Title of each class:	COMMON STOCK
7% Cumulative Preferred Stock *

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days.    YES  ☒    NO  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)    Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of Common Stock, as of the period of this report.

Par Value $0.10 per share 1,081,327 shares

As of March 31, 2013, the Registrant had 1,283,068 issued and 1,081,327 outstanding shares of common stock, par value of $0.10 per share, and as of March 31, 2013, the aggregate market value of the voting stock of the Registrant held by non-affiliates of the Registrant, based upon the book value of such shares as of such date, was approximately $4,483,662. Documents incorporated by reference: NONE

*	Includes 7% Cumulative Series A-1980 Preferred Stock, 7% Cumulative Series A-1981 Preferred Stock, 7% Cumulative Series A-1982 Preferred Stock, and 7% Cumulative Series A-1985 Preferred Stock.

TWENTY SERVICES, INC.

BALANCE SHEET

	March 31, 2013	December 31, 2012
ASSETS
Cash and temporary investment	$59,189	$90,221
Marketable securities	5,065,704	4,440,300
Other assets	22,553	22,553

Total assets	$5,147,446	$4,553,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$49,295	$48,648
Accrued dividends payable	26,786	—
Deferred tax liability	555,111	375,138

Total liabilities	631,192	423,786
Stockholders’ equity:
Preferred stock, Cumulative $0.10 par value, 7% cumulative 2,500,000 shares authorized, 505,110 shares issued and outstanding	50,511	50,511
Common stock, $.10 par value, 25,000,000 shares authorized, 1,283,068 issued and outstanding	128,307	128,307
Additional paid-in capital	1,716,074	1,716,074
Retained earnings	1,068,449	1,126,837
Accumulated other comprehensive income	1,943,056	1,497,626
Less investment in Twenty Services Holding	(60,000)	(60,000)
Common treasury stock, 201,741 in 2013 and 2012 respectively	(312,224)	(312,224)
Preferred treasury stock, , 71,243 and 70,941 in 2013 and 2012 respectively	(17,919)	(17,843)

Net stockholders’ equity	4,516,254	4,129,288

Total liabilities and stockholders’ equity	$5,147,446	$4,553,074

TWENTY SERVICES, INC.

Statements of Income and Comprehensive Income

	Three Months Ended March 31,
	2013	2012
Revenues
Interest	$26,416	$27,480
Dividends	2,961	1,975

Total Revenue	29,377	29,455
Operating Expenses
General and Administrative	60,981	42,872

Loss Before Income Taxes	(31,604)	(13,417)
Income Tax Benefits (Expense)	—	—

Net Loss	$(31,604)	$(13,417)

Other Comprehensive Income (net of tax)
Unrealized gains on marketable securities	$625,404	$590,419
Income tax related to other comprehensive income	(179,973)	(190,368)

Other comprehensive income, after tax	$445,431	$400,051

Weighted average number of shares outstanding	1,081,327	1,083,196
Loss Per Common Share *	$(.05)	$(.04)

*	After giving effect on a pro-rata basis to anticipated preferred dividends of $0.07 per share per annum on 505,110 shares

TWENTY SERVICES, INC.

STATEMENT OF CASH FLOWS

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Interest and dividends received	$29,377	$29,455
Cash paid employees and supplier	(60,333)	(43,068)

Net cash used in operating activities	(30,956)	(13,613)
Cash flows from investing activities
Purchase of Preferred Stock for Treasury	(76)	(818)

Net cash used by investing activities	(76)	(818)

Net decrease in cash	(31,032)	(14,431)

Cash and temporary investments, beginning of period	90,221	104,672

Cash and temporary investments, end of period	$59,189	$90,241

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

During the three months ended March 31, 2013 the Registrant’s liquidity remained stable. The Company has neither notes payable nor long-term debt and does not anticipate the need for borrowing in the near future. The Registrant has sufficient cash and temporary cash investments to meet its short-term liquidity needs. Should long-term liquidity needs exceed cash and temporary cash investments, then the Registrant would dispose of marketable securities, as it deems appropriate. Current trends and known demands and commitments do not create a need for liquidity in excess of the Company’s current liabilities to generate liquidity.

The Company anticipates that its operating activities will continue to use cash flows and investing activities will generate cash flows.

RESULTS OF OPERATIONS

The Registrant reported a net loss of $31,604 for the three months ended March 31, 2013, as compared to the net loss of $13,417 for the corresponding 2012 period.

REVENUES

Revenues for the three months ended March 31, 2013 of $29,377 were comparable to $29,455 for the corresponding 2012 period.

EXPENSES

General and administrative expenses increased from $42,872 in 2012 to $60,981 for the corresponding 2013 period.

The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

COMPREHENSIVE INCOME

Comprehensive income net of tax totaled $413,827 for the first quarter of 2013 as compared to $386,634 in 2012.

FAIR VALUE MEASUREMENTS

Accounting Principles emphasize that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability. As a basis for considering market participant assumptions in fair value measurements, Accounting Principles establish a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the report entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Twenty’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active Markets for Identical Assets (Level l) 03/31/2013	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities	$3,675,959	$1,389,745

Total	$3,675,959	$1,389,745

FINANCIAL DISCLOSURE AND INTERNAL CONTROLS

Twenty Services, Inc. maintains internal controls over financial reporting, which generally include those controls relating to the preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. As a small public company Twenty Services, Inc. is subject to the internal control reporting and attestation requirements under Section 13(a)-15 and 15(d)-15 of The Securities Exchange Act of 1934.

Twenty Services, Inc. has established processes to ensure appropriate disclosure controls and procedures are maintained. These controls and procedures as defined by the SEC are generally designed to ensure that financial information required to be disclosed in reports filed with the SEC is reported within the time periods specified in the SEC’s rules and regulations, and that such information is communicated to management, including the Principal Executive Officer (“PEO”) who is also the Chief Financial Officer (“CFO”) as appropriate, to allow timely decisions regarding required disclosure.

Twenty Services, Inc.’s senior management is involved in the day-to-day operations of the Company. Management’s interaction and monitoring activities evaluate recent internal and external events to determine whether all appropriate disclosures have been made in reports filed with the SEC. The Forms 10-K and 10-Q are presented to the Board of Directors for approval. Financial results and other financial information are also reviewed with the Audit Committee annually.

As required by applicable regulatory pronouncements, the PEO reviews and makes various certifications regarding the accuracy of Twenty Services’ periodic public reports filed with the SEC, as well as the effectiveness of disclosure controls and procedures and internal controls over financial reporting.

Twenty Services, Inc.’s stock is not listed or traded and, therefore, not required to comply with corporate governance listing standards.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES:

In accordance with Rule 13a-15(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Annual Report on Form 10-Q , the Company’s management evaluated, with the participation of the Company’s Principal Executive Officer, the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based on his evaluation of these disclosure controls and procedures, the Company’s Principal Executive Officer has concluded that the disclosure controls and procedures were effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports the Company files or submits under the Exchange Act.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in the Exchange Act Rule of 13a-15(f). The Company’s internal control system is designed to provide reasonable assurance to the Company’ management and the board of directors regarding the preparation and fair presentation of published financial statements. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedure may deteriorate.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of March 31, 2013 based upon criteria established in Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on the assessment, management determined that we maintained effective internal control over financial reporting as of March 31, 2013 based on those criteria.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

There were no changes in the Company’s internal control over financial reporting that occurred during the quarter ended March 31, 2013 that have materially affected, or are reasonable likely to materially affect, the Company’ internal control over financial reporting.

The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

PART II

OTHER INFORMATION

Item 1. Legal Proceedings	NONE

Item 2. Changes in Securities	NONE

Item 3. Defaults Upon Senior Securities	NONE

Item 4. Submission of Matters to a Vote of Securities Holders	NONE

Item 5. Other Information:	NONE

On February 28, 2013, the Board of Directors of the Registrant declared a cash dividend of SEVEN CENTS ($0.07) PER SHARE, payable March 28, 2013 to holders of record at February 28, 2013 of the Series A-1980, Series a-1981, Series a-1982 and Series A-1985 Preferred Stock, which dividend relates to the year ended December 31, 2012. On March 28, 2013, the dividend so declared was accrued in the amount of $26,786 and paid subsequent to March 31, 2013.

Item 6. EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

31.1	SECTION 302 PEO CERTIFICATION

31.2	SECTION 302 VP CERTIFICATION

32.1	SECTION 906 PEO CERTIFICATION

32.2	SECTION 906 VP CERTIFICATION

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

TWENTY SERVICES, INC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	/s/ David J. Noble
David J. Noble
Chairman/Director Principal Executive Officer and Chief Financial Officer

Date: May 8, 2013	/s/ Shirley B. Whitaker
Shirley B. Whitaker
Vice-President

ANNEX E

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

QUARTERLY REPORT UNDER SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the Six Months Ended June 30, 2013

Commission File No. 0-8488

TWENTY SERVICES, INC.

(Exact name of Registrant as specified in its Charter)

ALABAMA	63-0372577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer ID No.)

20 Cropwell Drive, Suite 100	Pell City, Alabama 35128
(Address or principal executive offices)	(City, State, Zip)

Registrant’s telephone number, including area code 205-884-7932

Former name, former address, and former fiscal year, if changed since last report.

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days.    YES  ☒    NO  ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the ]preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)    YES  ☐    NO  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of Common Stock, as of the period of this report.

Par Value $0.10 per share 1,081,327 shares

As of June 30, 2013, the Registrant had 1,283,068 issued and 1,081,327 outstanding shares of common stock, par value of $0.10 per share, and as of June 30, 2013, the aggregate market value of the voting stock of the Registrant held by non-affiliates of the Registrant, based upon the book value of such shares as of such date, was approximately $4,565,631. Documents incorporated by reference: NONE

*	Includes 7% Cumulative Series A-1980 Preferred Stock, 7% Cumulative Series A-1981 Preferred Stock, 7% Cumulative Series A-1982 Preferred Stock, and 7% Cumulative Series A-1985 Preferred Stock.

TWENTY SERVICES, INC.

BALANCE SHEETS

	June 30, 2013	December 31, 2012
ASSETS
Cash and cash equivalents	$93,618	$90,221
Marketable securities	5,111,666	4,440,300
Other assets	22,553	22,553

Total assets	$5,227,837	$4,553,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$39,855	$48,648
Deferred tax liability	589,894	375,138

Total liabilities	629,749	423,786
Stockholders’ equity:
Preferred stock, Cumulative $0.10 par value, 7% cumulative 2,500,000 shares authorized, 505,110 shares issued	50,511	50,511
Common stock, $0.10 par value, 25,000,000 shares authorized, 1,283,068 shares issued	128,307	128,307
Additional paid-in capital	1,716,074	1,716,074
Retained earnings	1,067,824	1,126,837
Accumulated other comprehensive income	2,025,650	1,497,626
Less investment in Twenty Services Holding	(60,000)	(60,000)
Common treasury stock — 201,741 in 2013 and 2012 respectively	(312,224)	(312,224)
Preferred Treasury, 71,788 in 2013 and 70,941 in 2012 respectively	(18,055)	(17,843)

Net stockholders’ equity	4,598,088	4,129,288

Total liabilities and stockholders’ equity	$5,227,837	$4,553,074

TWENTY SERVICES, INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Revenue
Interest	$7,543	$8,320	$33,959	$35,800
Dividends	2,892	3,242	5,852	5,216

Total revenue	10,435	11,562	39,811	41,016
Operating Expenses
General and administrative	22,925	31,556	83,905	74,428
Operating loss	(12,490)	(19,994)	(44,094)	(33,412)
Other Income
Gain on sale of marketable securities	11,865	528	11,865	528

Net Loss	(625)	(19,466)	(32,229)	(32,884)

Other Comprehensive Income (net of tax)
Unrealized gain (loss) on marketable securities	129,241	(393,816)	754,645	196,603
Less: reclassification for net gains included in net income	(11,865)	(528)	(11,865)	(528)

Other comprehensive income	117,376	(394,344)	742,780	196,075
Income tax related to other comprehensive income	(34,783)	29,283	(214,756)	(56,890)

Other comprehensive income (loss), after tax	82,593	(365,061)	528,024	139,185

Comprehensive Income (Loss)	$81,968	$(384,527)	$495,795	$106,301

Weighted average number of shares outstanding	1,081,327	1,082,920	1,081,327	1,083,066
Loss Per Common *	$(0.00)	$(0.02)	$(0.06)	$(0.06)

*	After giving effect on a pro-rata basis to preferred dividends of $0.07 per share per annum on 433,322 shares outstanding.

TWENTY SERVICES, INC.

CONDENSED STATEMENT OF CASH FLOWS

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Cash flows from operating activities:

Interest and dividends received	$10,434	$11,561	$39,811	$41,016
Cash paid to employees and suppliers	(27,020)	(35,951)	(87,353)	(79,019)

Net cash used by operating activities	(16,586)	(24,390)	(47,542)	(38,003)

Cash flows from financing and investing activities:
Net sale of securities	75.806	26,561	75,806	26,561
Dividends paid on Preferred Stock	(24,655)	(20,015)	(24,655)	(20,015)
Purchase of Preferred Stock for Treasury	(136)	(605)	(212)	(1,423)

Net cash provided by investing activities	51,015	5,941	50,939	5,123

Net increase (decrease) in cash	34,429	(18,449)	3,397	(32,880)
Cash and temporary investments, beginning of period	59,189	90,241	90,221	104,672

Cash and temporary investments, end of period	$93,618	$71,792	$93,618	$71,792

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

RESULTS OF OPERATIONS

The Registrant reported a loss of $625 for the three months ended June 30, 2013, as compared to a loss of $19,466 for the corresponding 2012 period. The Registrant reported a loss of $32,229 for the six months ended June 30, 2013 as compared to a loss of $32,884 for the corresponding 2012 period.

REVENUES

Revenues for the three months ended June 30, 2013 of $10,435 were comparable to $11,562 for the corresponding 2012 period. Revenues for the six months ended June 30, 2013 of $39,811 were comparable to $41,016 for the corresponding 2012 period.

EXPENSES

General and administrative expenses decreased from $31,556 in 2012 to $22,925 for the corresponding three months period ended June 30, 2013. General and administrative expenses increased to $83,905 for the six months ended June 30, 2013 from $74,428 for the corresponding 2012 period. The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

The Company anticipates that its investing activities will generate net cash flows and that its operating and financing activities will continue to use cash flows.

COMPREHENSIVE INCOME

Comprehensive income totaled $81,968 for the second quarter of 2013 as compared to a loss of $384,527 in 2012. For the six months ended June 30, 2013 comprehensive income totaled $495,795 versus comprehensive income of $106,301 for the comparable period ended June 30, 2012.

FAIR VALUE MEASUREMENTS

Accounting Principles emphasize that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability. As a basis for considering market participant assumptions in fair value measurements, Accounting Principles establish a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Twenty’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active Markets for Identical Assets (Level l) 06/30/2012	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities	$3,862,415	$1,249,251	$.00

Total	$3,862,415	$1,249,251	$.00

FINANCIAL DISCLOSURE AND INTERNAL CONTROLS

Twenty Services, Inc. maintains internal controls over financial reporting, which generally include those controls relating to the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the U.S. As a small public company, Twenty Services, Inc. is subject to the internal control reporting and attestation requirements under Section 13(a)-15 and 15(d)-15 of the Securities Exchange Act of 1934 (“Exchange Act”).

Twenty Services, Inc. has established processes to ensure appropriate disclosure controls and procedures are maintained. These controls and procedures as defined by the Securities and Exchange Commission (“SEC”) are generally designed to ensure that financial information required to be disclosed in reports filed with the SEC is reported within the time periods specified in the SEC’s rules and regulations, and that such information is communicated to management, including the Principal Executive Officer (“PEO”), who is also the Chief Financial Officer (“CFO”) as appropriate, to allow timely decisions regarding required disclosure.

Twenty Services, Inc.’s senior management is involved in the day-to-day operations of the Company. Management’s interaction and monitoring activities evaluate recent internal and external events to determine whether all appropriate disclosures have been made in reports filed with the SEC. The Forms 10-K and 10-Q are presented to the Board of Directors for approval. Financial results and other financial information are also reviewed with the Audit Committee annually.

As required by applicable regulatory pronouncements, the PEO reviews and make various certifications regarding the accuracy of Twenty Services, Inc.’s periodic public reports filed with the SEC, as well as the effectiveness of disclosure controls and procedures and internal controls over financial reporting.

Twenty Services, Inc.’s stock is not listed or traded and, therefore, not required to comply with corporate governance listing standards.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES:

In accordance with Rule 13a-15(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Quarterly Report on Form 10-Q, the Company’s management evaluated, with the participation of the Company’s Principal Executive Officer (“PEO”), the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based on their evaluation of these disclosure controls and procedures, the Company’s Principal Executive Officer (“PEO”) has concluded that the disclosure controls and procedures were effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports the Company files or submits under the Exchange Act.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING.

The Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in the Exchange Act Rule of 13a-15(f). The Company’s internal control system is designed to provide reasonable assurance to the Company’ management and the board of directors regarding the preparation and fair presentation of published financial statements. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedure may deteriorate.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of June 30, 2013 based upon criteria established in Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on the assessment, management determined that we maintained effective internal control over financial reporting as of June 30, 2013 based on those criteria.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

There were no changes in the Company’s internal control over financial reporting that occurred during the quarter ended June 30, 2013 that have materially affected or are reasonable likely to materially affect, the Company’s internal control over financial reporting.

The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

PART II

OTHER INFORMATION

Item 1. Legal Proceedings	NONE

Item 2. Changes in Securities	NONE

Item 3. Defaults Upon Senior Securities	NONE

Item 4. Submission of Matters to a Vote of Securities Holders	NONE

Item 5. Other Information:	NONE

Item 6. EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

31.1	SECTION 302 PEO/CFO CERTIFICATION

31.2	SECTION 302 VP CERTIFICATION

32.1	SECTION 906 PEO/CFO CERTIFICATION

32.2	SECTION 906 VP CERTIFICATION

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL — Taxonomy Extension Calculation Linkbase

101.DEF	XBRL — Taxonomy Extension Definition Linkbase

101.LAB	XBRL — Taxonomy Extension Label Linkbase

101-PRE	XBRL — Taxonomy Extension Presentation Linkbase

TWENTY SERVICES, INC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2013	/s/ David J. Noble
David J. Noble
Chairman/Director Principal Executive Officer/Chief Financial Officer

Date: July 26, 2013	/s/ Shirley B. Whitaker
Shirley B. Whitaker
Vice President

ANNEX F

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

QUARTERLY REPORT UNDER SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the Nine Months Ended September 30, 2013

Commission File No. 0-8488

TWENTY SERVICES, INC.

(Exact name of Registrant as specified in its Charter)

ALABAMA	63-0372577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer ID No.)

20 Cropwell Drive, Suite 100	Pell City, Alabama 35128
(Address or principal executive offices)	(City, State, Zip)

Registrant’s telephone number, including area code 205-884-7932

Former name, former address, and former fiscal year, if changed since last report.

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days.    YES  ☒    NO  ☐

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the ]preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)

Indicate the number of shares outstanding of each of the issuer’s classes of Common Stock, as of the period of this report.

Par Value $0.10 per share 1,080,945 shares

As of September 30, 2013 , the Registrant had 1,283,068 issued and 1,080,945 outstanding shares of common stock, par value of $0.10 per share, and as of September 30, 2013, the aggregate market value of the voting stock of the Registrant held by non-affiliates of the Registrant, based upon the book value of such shares as of such date, was approximately $ 5,491,531. Documents incorporated by reference: NONE

*	Includes 7% Cumulative Series A-1980 Preferred Stock, 7% Cumulative Series A-1981 Preferred Stock, 7% Cumulative Series A-1982 Preferred Stock, and 7% Cumulative Series A-1985 Preferred Stock.

TWENTY SERVICES, INC.

BALANCE SHEETS

	September 30, 2013	December 31, 2012
ASSETS
Cash and cash equivalents	$88,280	$90,221
Marketable securities	6,413,012	4,440,300
Other assets	22,552	22,553

Total assets	$6,523,844	$4,553,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$67,697	$48,648
Deferred tax liability	955,362	375,138

Total Liabilities	1,023,059	423,786

Stockholders’ equity:
Preferred stock, Cumulative $0.10 par value, 7% cumulative 2,500,000 shares authorized, 505,110 shares issued	50,511	50,511
Common stock, $0.10 par value, 25,000,000 shares authorized, 1,283,068 shares issued	128,307	128,307
Additional paid-in capital	1,716,074	1,716,074
Retained earnings	1,035,762	1,126,837
Accumulated other comprehensive income	2,962,514	1,497,626
Less investment in Twenty Services Holding	(60,000)	(60,000)
Common treasury stock – 202,123 in 2013 and 201,741 in 2012, respectively	(313,179)	(312,224)
Preferred Treasury - 76,384 in 2013 and 70,941 in 2012, respectively	(19,204)	(17,843)

Net stockholders’ equity	5,500,785	4,129,288

Total liabilities and stockholders’ equity	$6,523,844	$4,553,074

TWENTY SERVICES, INC.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Revenue
Interest	$25,917	$21,345	$59,876	$57,145
Dividends	2,405	9,344	8,256	14,559

Total revenue	28,322	30,689	68,132	71,704
Operating Expenses
General and administrative	60,382	15,523	144,287	89,950

Operating income (loss)	(32,060)	15,166	(76,155)	(18,247)
Other Income (Loss)
Gain (loss) on sale of marketable securities	00	00	11,865	528

Loss Before Income Taxes	(32,060)	15,166	(64,290)	(17,719)

Net Income (Loss)	(32,060)	15,166	(64,290)	(17,719)

Other Comprehensive Income (net of tax)
Unrealized gain (loss) on marketable securities, net of tax	1,419,707	(28,135)	2,056,976	301,946

Less: reclassification adj for net gains included in net income	00	00	(11,865)	(528)

Other Comprehensive Income (Loss)	1,419,707	(28,135)	2,045,111	301,418
Income tax related to other comprehensive income	(400,250)	133,478	(580,223)	(56,890)

Other comprehensive income, after tax	1,019,457	105,343	1,464,888	244,528

Comprehensive Income	$987,397	$120,509	$1,400,598	$226,809

Weighted average number of shares outstanding	1,081,232	1,082,067	1,081,232	1,082,631
Income (Loss Per Common *	$(.03)	$(0.03)	$(0.08)	$(0.04)

*	After giving effect on a pro-rata basis to preferred dividends of $0.07 per share per annum on 428,726 shares outstanding.

TWENTY SERVICES, INC.

CONDENSED STATEMENT OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Interest and dividends received	$28,321	$30,688	$68,132	$71,704
Cash paid to employees and suppliers	(29,040)	(15,972)	(116,393)	(94,991)

Net cash provided by (used) by operating activities	(719)	14,716	(48,261)	(23,287)

Cash flows from financing and investing activities:
Net sale (purchase) of securities	(2,403)	00	73,403	26,561
Dividends paid	(112)	(4,805)	(24,767)	(5,290)
Purchase of Treasury Stock	(2,104)	(3,867)	(2,316)	(24,820)

Net cash provided (used) by investing activities	(4,619)	(8,672)	46,320	(3,549)

Net increase (decrease) in cash	(5,338)	6,044	(1,941)	(26,836)
Cash, beginning of period	93,618	71,792	90,221	104,672

Cash and temporary investments, end of period	$88,280	$77,836	$88,280	$77,836

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

RESULTS OF OPERATIONS

The Company was historically engaged in the finance business, which consisted of extending credit to individuals and companies for various real estate projects, including single-family dwellings, commercial real estate and home improvements, and for business and other miscellaneous purposes. It has not made any loans in several years. Thus, the only revenue of the Company is interest and dividends from its marketable securities held as assets, as well as gains on sales of those assets. From time to time, the Company has sold some of those marketable securities to meet the operating expenses of the Company.

In the quarter ended September 30, 2013, the Company engaged legal advice to determine the steps necessary to discontinue filing reports with the Securities and Exchange Commission (SEC). As a result, the Company incurred additional expenses of $30,370 in this quarter. The costs of remaining a public company, which include accounting, legal, printing and mailing costs and the time of the Company’s management and staff are approximately $100,000 per year.

The Registrant reported a loss of $ 32,060 for the three months ended September 30, 2013, as compared to an income of $15,166 for the corresponding 2012 period. The Registrant reported a loss of $64,290 for the nine months ended September 30, 2013 as compared to a loss of $17,719 for the corresponding 2012 period.

REVENUES

Revenues for the three months ended September 30, 2013 of $28,322 were comparable to $30,689 for the corresponding 2012 period. Revenues for the nine months ended September 30, 2013 of $68,132 were comparable to $71,704 for the corresponding 2012 period.

EXPENSES

General and administrative expenses increased from $15,523 in 2012 to $60,382 for the corresponding three months period ended September 30, 2013. General and administrative expenses increased to $144,287 for the nine months ended September 30, 2013 from $89,950 for the corresponding 2012 period. The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

The Company anticipates that its operating activities and its investing activities will use net cash flows and that its financing activities will continue to generate cash flows.

COMPREHENSIVE INCOME

Comprehensive income totaled $1,400,598 for the nine months ended September 30, 2013 as compared to $226,809 in 2012.

FAIR VALUE MEASUREMENTS

Accounting Principles emphasize that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability. As a basis for considering market participant assumptions in fair value measurements, Accounting Principles establish a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity

(observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Twenty’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active Markets for Identical Assets (Level l) 09/30/2012	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities	$5,166,970	$1,246,033	$.00

Total	$5,166,970	$1,246,033	$.00

FINANCIAL DISCLOSURE AND INTERNAL CONTROLS

Twenty Services, Inc. maintains internal controls over financial reporting, which generally include those controls relating to the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the U.S. As a small public company, Twenty Services, Inc. is subject to the internal control reporting and attestation requirements under Section 13(a)-15 and 15(d)-15 of the Securities Exchange Act of 1934 (“Exchange Act”).

Twenty Services, Inc. has established processes to ensure appropriate disclosure controls and procedures are maintained. These controls and procedures as defined by the Securities and Exchange Commission (“SEC”) are generally designed to ensure that financial information required to be disclosed in reports filed with the SEC is reported within the time periods specified in the SEC’s rules and regulations, and that such information is communicated to management, including the Principal Executive Officer (“PEO”), who is also the Chief Financial Officer (“CFO”) as appropriate, to allow timely decisions regarding required disclosure.

Twenty Services, Inc.’s senior management is involved in the day-to-day operations of the Company. Management’s interaction and monitoring activities evaluate recent internal and external events to determine whether all appropriate disclosures have been made in reports filed with the SEC. The Forms 10-K and 10-Q are presented to the Board of Directors for approval. Financial results and other financial information are also reviewed with the Audit Committee annually.

As required by applicable regulatory pronouncements, the PEO reviews and make various certifications regarding the accuracy of Twenty Services, Inc.’s periodic public reports filed with the SEC, as well as the effectiveness of disclosure controls and procedures and internal controls over financial reporting.

Twenty Services, Inc.’s stock is not listed or traded and, therefore, not required to comply with corporate governance listing standards.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES:

In accordance with Rule 13a-15(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Quarterly Report on Form 10-Q , the Company’s management evaluated, with the participation of the Company’s Principal Executive Officer (“PEO”), the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based on their evaluation of these disclosure controls and procedures, the Company’s Principal Executive Officer (“PEO”) has concluded that the disclosure controls and procedures were effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports the Company files or submits under the Exchange Act.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING.

The Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in the Exchange Act Rule of 13a-15(f). The Company’s internal control system is designed to provide reasonable assurance to the Company’ management and the board of directors regarding the preparation and fair presentation of published financial statements. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedure may deteriorate.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of June 30, 2013 based upon criteria established in Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on the assessment, management determined that we maintained effective internal control over financial reporting as of June 30, 2013 based on those criteria.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

There were no changes in the Company’s internal control over financial reporting that occurred during the quarter ended June 30, 2013 that have materially affected or are reasonable likely to materially affect, the Company’s internal control over financial reporting.

The above financial statements include all the adjustments, which in the opinion of Management, are necessary for a fair presentation of such financial information in conformity with generally accepted accounting principles. All adjustments are of a normal recurring nature.

PART II

OTHER INFORMATION

Item 1.	Legal Proceedings	NONE

Item 2.	Changes in Securities	NONE

Item 3.	Defaults Upon Senior Securities	NONE

Item 4.	Submission of Matters to a Vote of Securities Holders	NONE

Item 5.	Other Information:	NONE

Item 6. EXHIBITS AND REPORTS ON FORM 8-K

Exhibits:

31.1	SECTION 302 PEO/CFO CERTIFICATION

31.2	SECTION 302 VP CERTIFICATION

32.1	SECTION 906 PEO/CFO CERTIFICATION

32.2	SECTION 906 VP CERTIFICATION

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL — Taxonomy Extension Calculation Linkbase

101.DEF	XBRL — Taxonomy Extension Definition Linkbase

101.LAB	XBRL — Taxonomy Extension Label Linkbase

101-PRE	XBRL — Taxonomy Extension Presentation Linkbase

TWENTY SERVICES, INC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2013	/s/ David J. Noble
David J. Noble
Chairman/Director Principal Executive Officer/Chief Financial Officer

Date: November 8, 2013	/s/ Shirley B. Whitaker
Shirley B. Whitaker
Vice President